UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a–6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a–12

NOVA LIFESTYLE, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a–6(i)(1) and 0–11.

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0–11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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PRELIMINARY PROXY STATEMENT

July 5, 2023

NOVA LIFESTYLE, INC.

6565 E. Washington Blvd.

Commerce, CA 90040

July [●], 2023

Dear Stockholder:

You are cordially invited to attend a special meeting of the stockholders of Nova LifeStyle, Inc., a Nevada corporation, to be held at the corporate headquarters of Nova LifeStyle, Inc., located at 6565 E. Washington Blvd, Commerce, California 90040 on August 31, 2023, at 10:30 a.m. local time.

Information regarding each of the matters to be voted on at the Special Meeting is contained in the attached Proxy Statement and Notice of Special Meeting of Stockholders. We urge you to read the proxy statement carefully. Our directors and officers will be present at the meeting to respond to appropriate questions from stockholders.

The proxy statement and proxy card are being mailed to all stockholders of record on or about July [●], 2023.

Because it is important that your shares be voted at the Special Meeting, we urge you to complete, date and sign the enclosed proxy card and return it as promptly as possible in the accompanying envelope, whether or not you plan to attend in person. If you do attend the Special Meeting, you may withdraw your proxy and vote personally on each matter brought before the meeting.

Sincerely,

/s/ Thanh H. Lam
Thanh H. Lam
President, Chief Executive Officer and Chairperson of the Board of Directors

NOVA LIFESTYLE, INC.

6565 E. Washington Blvd.

Commerce, CA 90040

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To Be Held August 31, 2023

TO THE STOCKHOLDERS OF NOVA LIFESTYLE, INC.:

NOTICE HEREBY IS GIVEN that a Special Meeting of Stockholders of Nova LifeStyle, Inc., a Nevada corporation, will be held at the corporate headquarters of Nova LifeStyle, Inc., located at 6565 E. Washington Blvd, Commerce, California 90040 on August 31, 2023, at 10:30 a.m. local time, to consider and act upon the following:

1.	To approve an amendment to our Articles of Incorporation to increase the total number of our authorized shares of common stock, par value $0.001 per share, from 3,000,000 shares to 250,000,000 shares (the “Amendment”);

2.	To adopt and approve the Nova LifeStyle Inc. 2023 Omnibus Equity Plan (“2023 Plan”);

3.	To approve a proposal to grant discretionary authority to the Company’s Chairperson of the Board of Directors to adjourn the Special Meeting for the purpose of soliciting additional proxies to approve Proposals 1 and 2 (“Adjournment”).

The Board of Directors of the Company (the “Board of Directors” or the “Board”) and the Company’s management has fixed the close of business on July 5, 2023 as the record date for determining the stockholders entitled to notice of, and to vote at, the Special Meeting and any adjournment and postponements thereof (the “Record Date”).

After careful consideration, the Board of Directors recommends a vote IN FAVOR OF the Amendment, a vote IN FAVOR OF the 2023 Plan and a vote IN FAVOR OF the grant of discretionary authority to the Company’s Chairperson of the Board to adjourn the Special Meeting.

Stockholders are cordially invited to attend the Special Meeting in person. Whether you plan to attend the Special Meeting or not, please complete, sign and date the enclosed Proxy Card and return it without delay in the enclosed postage-prepaid envelope. If you do attend the Special Meeting, you may withdraw your proxy and vote personally on each matter brought before the meeting. YOUR VOTE IS VERY IMPORTANT.

By Order of the Board of Directors

/s/ Thanh H. Lam
Thanh H. Lam
President, Chief Executive Officer and Chairperson of the Board of Directors

Commerce, California

July [●], 2023

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON AUGUST 31, 2023:

WHETHER OR NOT YOU PLAN TO ATTEND OUR SPECIAL MEETING OF STOCKHOLDERS, YOUR VOTE IS IMPORTANT. PLEASE FOLLOW THE INSTRUCTIONS IN THE PROXY MATERIALS TO VOTE YOUR PROXY VIA THE INTERNET OR BY TELEPHONE OR REQUEST AND PROMPTLY COMPLETE, EXECUTE AND RETURN THE PROXY CARD BY FOLLOWING THE INSTRUCTIONS ON THE PROXY CARD. IF YOU ATTEND OUR SPECIAL MEETING OF STOCKHOLDERS, YOU MAY REVOKE YOUR PROXY AND VOTE IN PERSON IF YOU SO DESIRE.

NOVA LIFESTYLE, INC.

6565 E. Washington Blvd.

Commerce, CA 90040

PROXY STATEMENT

FOR THE SPECIAL MEETING OF STOCKHOLDERS

To Be Held August 31, 2023

We are furnishing this Proxy Statement to the Stockholders of Nova LifeStyle, Inc., a Nevada corporation in connection with the solicitation, by the Board of Directors of Nova LifeStyle, Inc. (the “Board”), of proxies to be voted at the Special Meeting of Stockholders to be held at the corporate headquarters of Nova LifeStyle, Inc. located at 6565 E. Washington Blvd, Commerce, California 90040 on August 31, 2023, at 10:30 a.m. local time, and at any adjournments or postponements of the meeting.

When used in this Proxy Statement, the terms “Nova LifeStyle,” “Nova,” the “Company,” “we,” “our” and similar terms refer to Nova LifeStyle, Inc., a Nevada corporation, and its wholly-owned subsidiaries, and the terms “Board of Directors” and “Board” refers to the Board of Directors of the Company.

On May 22, 2023, the Company filed a Certificate of Change Pursuant to NRS 78.209 with the Nevada Secretary of State to effect a one-for-five reverse stock split, which became effective upon filing (“Reverse Stock Split”). As a result of the Reverse Stock Split, every 5 shares of the Company’s common stock authorized or issued and outstanding immediately prior to the filing of the Certificate of Change were consolidated into one share. All stockholders who would be entitled to receive fractional shares as a result of the Reverse Stock Split received one whole share for their fractional share interest. There was no change in the par value of our common stock. The references to shares and per share data in this proxy statement have been retroactively restated to reflect such split.

Questions and Answers about these Proxy Materials and the Special Meeting

Why am I receiving this proxy statement?

  The board of directors of the Company is soliciting your proxy to vote at the Special Meeting because you owned shares of the Company common stock at the close of business on July 5, 2023, the “Record Date” for the Special Meeting, and are therefore entitled to vote at the Special Meeting. This proxy statement, along with a proxy card or a voting instruction card, is being mailed to stockholders on or about July [●], 2023. The Company has made these materials available to you on the Internet, and the Company has delivered printed proxy materials to you or sent them to you by e-mail. This proxy statement summarizes the information that you need to know in order to cast your vote at the Special Meeting. You do not need to attend the Special Meeting in person to vote your shares of common stock of the Company.

 When and where will the Special Meeting be held?

  The Special Meeting will be held at 10:30 a.m., local time, on August 31, 2023, at the Company’s corporate headquarters located at 6565 E. Washington Blvd, Commerce, California 90040.

What information is contained in this Proxy Statement?

This information relates to the proposals to be voted on at the Special Meeting, the voting process, and certain other required information.

How do I vote?

Stockholders of Record

If your shares are registered directly in your name with our transfer agent, Issuer Direct Corporation, you are considered the “stockholder of record” with respect to those shares. As the stockholder of record, you may vote in person at the Special Meeting or vote by proxy using the accompanying proxy card. Whether or not you plan to attend the Special Meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the Special Meeting and vote in person even if you have already voted by proxy.

By Internet – stockholders may vote on the internet by logging on to www.proxyvote.com and following the instructions given.

By Telephone – stockholders may vote by calling 1-800-690-6903 (toll-free) with a touch tone telephone and following the recorded instructions.

By Mail – stockholders must request a paper copy of the proxy materials to receive a proxy card and follow the instructions given for mailing. A paper copy of the proxy materials may be obtained by logging onto www.proxyvote.com and following the instructions given. To vote using the proxy card, simply print the proxy card, complete, sign and date it and return it promptly to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, New York 11717. In the alternative, the proxy card can be mailed directly to the Company: Thanh H. Lam, our Chief Executive Officer, located at 6565 E. Washington Blvd., Commerce, CA 90040. Our Board has selected Thanh H. Lam to serve as proxy.

If you vote by telephone or via the Internet, you do not need to return your proxy card. Telephone and Internet voting are available 24 hours a day and will close at 11:59 P.M. Eastern Time on August 30, 2023.

In Person - stockholders may vote in person at the Special Meeting. To vote in person, come to the Special Meeting and we will give you a ballot when you arrive. The Board recommends that you vote using one of the other voting methods, since it is not practical for most stockholders to attend the Special Meeting.

Shares of our common stock represented by proxies properly voted that are received by us and are not revoked will be voted at the Special Meeting in accordance with the instructions contained therein.

If instructions are not given, such proxies will be voted:

●	“FOR” the amendment to our Articles of Incorporation to increase the total number of our authorized shares of common stock, par value $0.001 per share, from 3,000,000 shares to 250,000,000 shares; and

●	“FOR” the adoption of Nova LifeStyle Inc. 2023 Omnibus Equity Plan; and

●	“FOR” the grant of discretionary authority to the Company’s Chairperson of the Board to adjourn the Special Meeting for the purpose of soliciting additional proxies to approve Proposals 1 and 2.

Street Name Stockholders

If you hold your shares in “street name” through a stockbroker, bank or other nominee rather than directly in your own name, you are considered the “beneficial owner” of such shares. Because a beneficial owner is not a stockholder of record, you may not vote these shares in person at the Special Meeting unless you obtain a “legal proxy” from the broker, bank or nominee that holds your shares, giving you the right to vote those shares at the meeting. The Board recommends that you vote using one of the other voting methods, since it is not practical for most stockholders to attend the Special Meeting.

If you hold your shares in “street name” through a stockbroker, bank or other nominee rather than directly in your own name, you can most conveniently vote by telephone, Internet or mail. Please review the voting instructions on your voting instruction form.

Your proxy is revocable at any time before it is voted at the Special Meeting in any of the following three ways:

1. You may submit another properly completed proxy bearing a later date.

2. You may send a written notice that you are revoking your proxy to Thanh H. Lam, our Chairperson of the Board, located at 6565 E. Washington Blvd., Commerce, CA 90040.

3. You may attend the Special Meeting and vote in person. However, simply attending the Special Meeting will not, by itself, revoke your proxy.

What does it mean if I receive more than one set of proxy materials?

It means your shares are registered differently or are in more than one account. Please provide voting instructions for each account for which you have received a set of proxy materials.

Who is soliciting my vote pursuant to this Proxy Statement?

Our Board is soliciting your vote at the Special Meeting. The cost of solicitation will be borne by us. Our directors and employees may also solicit proxies in person, by telephone, fax, electronic transmission or other means of communication. We will not pay these directors and employees any additional compensation for these services. We will ask banks, brokerage firms, and other institutions, nominees, and fiduciaries to forward these proxy materials to their principal, and to obtain authority to execute proxies, and will reimburse them for their expenses.

Who is entitled to vote?

Only stockholders of record at the close of business on the Record Date will be entitled to vote at the Special Meeting.

How many shares are eligible to be voted?

As of the Record Date, we had 1,464,790 shares of common stock outstanding. Each outstanding share of our common stock will entitle its holder to one vote on each of the matters to be voted on at the Special Meeting.

What am I voting on?

You are voting on the following matters:

1.	To approve an amendment to our Articles of Incorporation to increase the total number of our authorized shares of common stock, par value $0.001 per share, from 3,000,000 shares to 250,000,000 shares (the “Amendment”);

2.	To adopt and approve the Nova LifeStyle Inc. 2023 Omnibus Equity Plan (“2023 Plan”);

3.	To approve a proposal to grant discretionary authority to the Company’s Chairperson of the Board to adjourn the Special Meeting for the purpose of soliciting additional proxies to approve Proposals 1 and 2. (“Adjournment”)

How does the Board recommend that I vote?

The Board unanimously recommends that you vote your shares as follows:

●	“FOR” the amendment to our Articles of Incorporation to increase the total number of our authorized shares of common stock, par value $0.001 per share, from 3,000,000 shares to 250,000,000 shares; and

●	“FOR” the adoption of Nova LifeStyle Inc. 2023 Omnibus Equity Plan; and

●	“FOR” the grant of discretionary authority to the Company’s Chairperson of the Board to adjourn the Special Meeting for the purpose of soliciting additional proxies to approve Proposals 1 and 2.

None of our directors have informed us in writing that he or she intends to oppose any action intended to be taken by us at the Special Meeting.

How many votes are required to hold the Special Meeting and what are the voting procedures?

Quorum Requirement: As of the Record Date, 1,464,790 shares of the Company’s common stock were issued and outstanding. The presence of at least one-third of all of our shares of common stock issued and outstanding and entitled to vote at the meeting, present in person or represented by proxy, will constitute a quorum at the meeting. If you submit a properly executed proxy, then you will be considered part of the quorum.

Required Votes: Each outstanding share of our common stock is entitled to one vote on each proposal at the Special Meeting. If there is a quorum at the Special Meeting, the matters to be voted upon by the stockholders require the following votes for such matter to be approved:

●	Approval of the Amendment: The affirmative vote of the holders of at least the majority of the voting power of the votes cast (in person or by proxy) at the Special Meeting is necessary to approve the Amendment. Abstentions and broker non-votes will have no effect on the outcome of this proposal.

●	Approval of the 2023 Plan: The affirmative vote of the holders of at least the majority of the voting power of the votes cast (in person or by proxy) at the Special Meeting is necessary to approve the 2023 Plan. Abstentions and broker non-votes will have no effect on the outcome of this proposal.

●	Approval of the Adjournment: The affirmative vote of the holders of at least the majority of the voting power of the votes cast (in person or by proxy) at the Special Meeting is necessary to approve the Adjournment. Abstentions and broker non-votes will have no effect on the outcome of this proposal.

If a broker indicates on its proxy that it submits to the Company that it does not have authority to vote certain shares held in “street name,” the shares not voted are referred to as “broker non-votes.” Broker non-votes occur when brokers do not have discretionary voting authority to vote certain shares held in “street name” on particular proposals, and the “beneficial owner” of those shares has not instructed the broker how to vote on those proposals. If you are a beneficial owner and you do not provide instructions to your broker, bank or other nominee, your broker, bank or other nominee is permitted to vote your shares for or against “routine” matters. Brokers are not permitted to exercise discretionary voting authority to vote your shares for or against “non-routine” matters.

How may a stockholder bring any other business before the Special Meeting?

The Company’s Amended and Restated Bylaws (the “Bylaws”) provide that at the special meetings the only business which may be transacted is that relating to the purpose or purposes set forth in the notice thereof, and, as such, stockholders shall not be permitted to propose other business at the Special Meeting.

Who is paying for the costs of this proxy solicitation?

The Company will bear the cost of preparing, printing and mailing the materials in connection with this solicitation of proxies. In addition to mailing these materials, directors, officers and employees of the Company may, without being additionally compensated, solicit proxies personally and by mail, telephone, facsimile or electronic communication.

Are there any rights of appraisal?

Under the Nevada Revised Statutes and the Company’s Articles of Incorporation, Stockholders are not entitled to any appraisal or similar rights of dissenters with respect to any of the proposals to be acted upon at the Special Meeting.

Who will count the votes?

The inspector of election appointed for the Special Meeting will receive and tabulate the ballots and voting instruction forms.

Where do I find the voting results of the Special Meeting?

The voting results will be disclosed in a Current Report on Form 8-K that we will file with the SEC within four (4) business days after the Special Meeting.

How can I obtain the Company’s corporate governance information?

Our corporate governance information is available on our website at www.novalifestyle.com under “Investor Relations—Corporate Governance.” Our stockholders may also obtain written copies at no cost by writing to us at Nova LifeStyle Inc, at 6565 E. Washington Blvd., Commerce, CA 90040, Attention: Corporate Secretary, or by calling (323) 888-9999.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following sets forth information as of July 5, 2023, regarding the number of shares of our common stock beneficially owned by (i) each person that we know beneficially owns 5% or more of our outstanding common stock, (ii) each of our named executive officers, (iii) each of our directors and (iv) all of our executive officers and directors as a group.

The amounts and percentages of our common stock beneficially owned are reported on the basis of SEC rules governing the determination of beneficial ownership of securities. Under the SEC rules, a person is deemed to be a “beneficial owner” of a security if that person has or shares “voting power,” which includes the power to vote or to direct the voting of such security, or “investment power,” which includes the power to dispose of or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which that person has the right to acquire beneficial ownership within 60 days through the exercise of any stock option, warrant or other right. Under these rules, more than one person may be deemed a beneficial owner of the same securities and a person may be deemed to be a beneficial owner of securities as to which such person has no economic interest.

On May 22, 2023, the Company filed a Certificate of Change with the Secretary of State of Nevada with an effective date of filing date, to effect a one-for-five reverse stock split of the Company’s authorized shares of common stock, par value $0.001, accompanied by a corresponding decrease in the Company’s issued and outstanding shares of common stock.

Unless otherwise indicated, each of the stockholders named in the table below, or his or her family members, has sole voting and investment power with respect to such shares of our common stock. Except as otherwise indicated, the address of each of the stockholders listed below is: c/o Nova LifeStyle, Inc., 6565 E. Washington Blvd., Commerce, CA 90040.

As of July 5, 2023, there were 1,464,790 shares of our common stock issued and outstanding.

Name of beneficial owner	Number of shares		Percent of class
Directors and named executive officers
Thanh H. Lam, Chairperson, Chief Executive Officer, President and Director	11,857		*
Jeffery Chuang, Chief Financial Officer	2,800	(1)	*
Min Su, Corporate Secretary and Director	8,100		*
Charlie Huy La, Director	8,485	(2)	*
Umesh Patel, Director	8,000	(3)	*
Ming-Cherng Sky Tsai, Director	-		*
Steven Qiang Liu, Vice President	400,614		27.4%
Directors and executive officers as a group (7 persons)	439,856		30.0%

(1)	Shares beneficially owned include 2,800 shares subject to stock options exercisable as of July 5, 2023.
(2)	Shares beneficially owned include 8,000 shares subject to stock options exercisable as of July 5, 2023.
(3)	Shares beneficially owned include 8,000 shares subject to stock options exercisable as of July 5, 2023.

* Represents less than 1% of shares outstanding.

NON-EMPLOYEE DIRECTOR COMPENSATION

Director Compensation (excluding Named Executive Officers)

As of December 31, 2022, none of our independent directors has received any compensation from us for serving as our directors, except for the director fees described below. Our directors who are also executive officers of the Company do not receive additional compensation for their services on the Board.

In connection with their respective appointments to the Board of Directors, the Company entered into director agreements with Mr. Tsai, Mr. La and Mr. Patel. Pursuant to the amended agreements and certain board resolutions, the directors received reimbursement of certain expenses incurred with respect to attendance at board meetings and the following director fees in 2022: (i) $22,560 annually with respect to Mr. Tsai, (ii) $25,308 annually with respect to Mr. Patel, and (iii) $22,560 annually with respect to Mr. La. The Board also approved payment of nominal meeting attendance fees to non-employee directors. The director agreements impose certain customary confidentiality and non-disclosure obligations on the directors.

The following table sets forth information concerning all cash and non-cash compensation awarded to, earned by or paid to our non-employee directors for the year ended December 31, 2022.

Name	Fees earned or paid in cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation Earnings ($)	Non- Qualified Deferred Compensation ($)	Nonqualified deferred compensation earnings ($)	All Other Compensation ($)	Total ($)
Umesh Patel	27,661	-	-	-	-	-	-	27,661
Charlie Huy La	24,845	-	-	-	-	-	-	24,845
Ming-Cherng Sky Tsai	24,845	-	-	-	-	-	-	24,845

Except as set forth above, we do not currently compensate our directors for acting as such, although we may do so for independent directors, including with cash and equity. All directors are eligible to receive reimbursement of expenses incurred with respect to attendance at board meetings. We do not maintain a medical, dental or retirement benefits plan for our independent directors.

Outstanding Equity Awards at Fiscal Year-end

The following tables set forth certain information regarding outstanding stock options held by our directors (excluding our NEOs) as of December 31, 2022.

Name	Outstanding	Vested
Umesh Patel	8,000	8,000
Charlie Huy La	8,000	8,000
Ming-Cherng Sky Tsai	-	-

* The shares numbers have been retroactively restated to reflect the Reverse Stock Split in May 2023.

EXECUTIVE COMPENSATION

General

Certain information concerning our executive officers as of the date of this proxy statement is set forth below. Officers are elected annually by the Board and serve at the discretion of the Board.

Name	Position	Age
Thanh H. Lam	Chairperson, Chief Executive Officer, President and Director	55
Jeffery Chuang	Chief Financial Officer	53
Min Su	Corporate Secretary, Director	39

Summary Compensation Table

The following table sets forth information concerning the compensation for the years ended December 31, 2022 and 2021, of each of our named executive officers.

Summary Compensation Table

Name and Principal Position	Year	Salary	Bonus	Stock Awards		Option Awards	Nonequity Incentive Plan Compensation	Nonqualified Deferred Compensation Earnings	All Other Compensation	Total
		($)	($)	($)		($)	($)	($)	($)	($)
Thanh H. Lam	2021	100,000	0	0		0	0	0	0	100,000
Chairperson, Chief Executive Officer, President and Director	2022	109,808	0	0		0	0	0	0	109,808
Jeffery Chuang	2021	50,000	0	0		0	0	0	0	50,000
Chief Financial Officer	2022	56,635	0	0		0	0	0	0	56,635
Min Su	2021	80,000	0	12,017	(1)(2)	0	0	0	0	92,017
Corporate Secretary and Director	2022	88,862	0	10,785	(2)(3)	0	0	0	0	99,647

(1) Represents the grant date fair value of the stock award granted to Ms. Su on November 10, 2020, under the 2014 Omnibus Long-Term Incentive Plan (which is described below under the section entitled “Equity Incentive Plan”) computed in accordance with FASB ASC Topic 718.

(2) Represents the grant date fair value of the stock award granted to Ms. Su on November 11, 2021, under the 2021 Omnibus Equity Plan (which is described below under the section entitled “Equity Incentive Plan Plan”) computed in accordance with FASB ASC Topic 718.

(3) Represents the grant date fair value of the stock award granted to Ms. Su on November 11, 2022, under the 2021 Omnibus Equity Plan (which is described below under the section entitled “Equity Incentive Plan Plan”) computed in accordance with FASB ASC Topic 718.

Employment Agreements

On May 8, 2018, the Company entered into an employment agreement with Ms. Lam for a term of five years, unless earlier terminated by the Company or Ms. Lam in accordance with its terms. The employment agreement provides for an annual salary of $100,000 to Ms. Lam as the Chief Executive Officer and President of the Company and annual bonuses at the sole discretion of the Board of Directors. Upon termination of employment, Ms. Lam is entitled to accrued but unpaid salary but no severance. The agreement contains confidentiality, non-competition and non-solicitation covenants in favor of the Company. On December 30, 2021, the Company and Ms. Lam entered into an amendment to the employment agreement which increased her annual salary to $110,000, effective on January 1, 2022. On May 8, 2023, the Company renewed employment agreement with Ms. Lam for a term of five years, unless earlier terminated by the Company or Ms. Lam in accordance with its terms. The employment agreement provides for an annual salary of $110,000 to Ms. Lam as the Chief Executive Officer and President of the Company and annual bonuses at the sole discretion of the Board of Directors. Upon termination of employment, Ms. Lam is entitled to accrued but unpaid salary but no severance. The agreement contains confidentiality, non-competition and non-solicitation covenants in favor of the Company.

On August 11, 2021, the Company entered into an employment agreement with Mr. Jeffery Chuang with a term of one year, commencing on August 22, 2021, unless earlier terminated by the Company or Mr. Chuang in accordance with its terms. On December 30, 2021, the Company and Mr. Chuang entered into an amendment to the employment agreement which increased his annual salary to $55,000, effective on January 1, 2022. On August 18, 2022, the Company entered into an employment agreement with Mr. Jeffery Chuang with a term of one year, commencing on August 22, 2022, unless earlier terminated by the Company or Mr. Chuang in accordance with its terms. This agreement is in substantially the same form as the previous one-year employment agreement entered into on August 11, 2021, as amended. Pursuant to the agreement, Mr. Chuang is entitled to a base salary of $55,000 per year and reimbursement of certain business expenses. Mr. Chuang is eligible for an annual cash bonus at the sole discretion of the Board. Upon termination of employment, Mr. Chuang is entitled to accrued but unpaid salary but no severance. The agreement contains confidentiality, non-competition and non-solicitation covenants in favor of the Company.

On November 11, 2021, the Company entered into an employment agreement with its Corporate Secretary Ms. Min Su to renew the terms of her employment, effective as of November 14, 2021 with a term of one year, unless earlier terminated by the Company or Ms. Su in accordance with its terms. Pursuant to the agreement, Ms. Su is entitled to: (i) a base salary of $80,000 per year, (ii) a one-time grant of 1,200 restricted stock units, as described below under the section entitled “Share Award and Option Agreements,” and (iii) reimbursement of certain business expenses. Ms. Su is eligible for an annual cash bonus at the sole discretion of the Board. Upon termination of employment, Ms. Su is entitled to accrued but unpaid salary but no severance. The agreement contains confidentiality, non-competition and non-solicitation covenants in favor of the Company. On December 30, 2021, the Company and Ms. Su entered into an amendment to the employment agreement which increased her annual salary to $88,000, effective on January 1, 2022. On November 11, 2022, the Company extended the employment agreement with Ms. Su for one more year with the same terms, effective from November 14, 2022.

We do not have any other arrangements providing for payments or benefits in connection with the resignation, severance, retirement or other termination of any of our named executive officers, and we do not have any arrangements providing for payments or benefits on a change in control of the Company.

Share Award and Option Agreements

We entered into a Stock Option Agreement with Mr. Chuang under 2014 Plan, dated August 12, 2019, pursuant to which Mr. Chuang was granted an option to purchase 1,400 shares of common stock at a per share purchase price of $19.25 per share. The shares subject to the option vested in two equal installments on the date of the Stock Option Agreement and the sixth month anniversary thereof.

We entered into a Restricted Stock Unit Award Agreement with Ms. Su under 2014 Plan, dated November 10, 2020, pursuant to which Ms. Su was awarded 1,200 RSUs. Shares of common stock underlying the RSUs vested as follows: (i) 300 shares vested on the date of the Restricted Stock Unit Award Agreement, (ii) 300 shares vested on March 31, 2021; (iii) 300 shares vested on June 30, 2021; and (iv) 300 shares vested on September 30, 2021.

We entered into a Restricted Stock Unit Award Agreement with Ms. Su under 2021 Omnibus Equity Plan, dated November 11, 2021, pursuant to which Ms. Su was awarded 1,200 RSUs. Shares of common stock underlying the RSUs vested as follows: (i) 300 shares vested on the date of the Restricted Stock Unit Award Agreement, (ii) 300 shares vested on March 31, 2022; (iii) 300 shares vested on June 30, 2022; and (iv)300 shares vested on September 30, 2022.

We entered into a Restricted Stock Unit Award Agreement with Ms. Su under 2021 Omnibus Equity Plan, dated November 11, 2022, pursuant to which Ms. Su was awarded 1,200 RSUs. Shares of common stock underlying the RSUs vest as follows: (i) 300 shares vested on the date of the Restricted Stock Unit Award Agreement, (ii) 300 shares vested on March 31, 2023; (iii) 300 shares vested on June 30, 2023; and (iv)300 shares will vest on September 30, 2023. If Ms. Su ceases to be providing continuous services to the Company for any reason, any unvested shares will be forfeited.

The Company effected a 1 for 5 reverse stock split in May 2023 and all references to shares and per share data have been retroactively restated to reflect such split.

Equity Incentive Plan

The Nova Lifestyle, Inc. 2014 Omnibus Long-Term Incentive Plan (the “2014 Plan”) was approved by the stockholders at the 2014 Annual Meeting, effective on May 13, 2014. The 2014 Plan provides for the grant of stock options, stock appreciation rights, restricted stock, restricted stock units, unrestricted stock and performance awards. The Nova Lifestyle, Inc. 2021 Omnibus Equity Plan (the “2021 Plan”) was approved by the stockholders at the 2021 Annual Meeting, effective on April 12, 2021. The 2021 Plan provides for the grant of stock options, stock appreciation rights, restricted stock, restricted stock units and unrestricted stock.

During the years ended December 31, 2022 and 2021, the Company granted stock awards to its directors and executive officers.

The Company entered into a Stock Option Agreement with Mr. Chuang under the 2014 Plan, dated August 12, 2019, pursuant to which Mr. Chuang was granted an option to purchase 1,400 shares of common stock at a per share purchase price of $19.25 per share. The shares subject to the option vested in two equal installments on the date of the Stock Option Agreement and the sixth month anniversary thereof.

The Company entered into a Restricted Stock Unit Award Agreement with Ms. Su under the 2014 Plan, dated November 10, 2020, pursuant to which Ms. Su was awarded 1,200 RSUs. Shares of common stock underlying the RSUs vested as follows: (i) 300 shares vested on the date of the Restricted Stock Unit Award Agreement, (ii) 300 shares vested on March 31, 2021; (iii) 300 shares vested on June 30, 2021; and (iv)300 shares vested on September 30, 2021.

The Company entered into a Restricted Stock Unit Award Agreement with Ms. Su under the 2021 Plan, dated November 11, 2021, pursuant to which Ms. Su was awarded 1,200 RSUs. Shares of common stock underlying the RSUs vested as follows: (i) 300 shares vested on the date of the Restricted Stock Unit Award Agreement, (ii) 300 shares vested on March 31, 2022; (iii) 300 shares vested on June 30, 2022; and (iv)300 shares vested on September 30, 2022.

The Company entered into a Restricted Stock Unit Award Agreement with Ms. Su under 2021 Plan, dated November 11, 2022, pursuant to which Ms. Su was awarded 1,200 RSUs. Shares of common stock underlying the RSUs vest as follows: (i) 300 shares vested on the date of the Restricted Stock Unit Award Agreement, (ii) 300 shares vested on March 31, 2023; (iii) 300 shares vested on June 30, 2023; and (iv)300 shares will vest on September 30, 2023. If Ms. Su ceases to be providing continuous services to the Company for any reason, any unvested shares will be forfeited.

The Company effected a 1 for 5 reverse stock split in May 2023 and all references to shares and per share data have been retroactively restated to reflect such split.

Retirement Plans

We currently do not have any defined contribution plan, defined benefit pension plan, supplemental retirement plan or nonqualified defined contribution plan for our named executive officers and we do not currently intend to establish any such plan.

Outstanding Equity Awards at 2022 Fiscal Year-End Table

The following table sets forth information concerning the outstanding equity awards for the year ended December 31, 2022 of each of our named executive officers.

	Option Awards					Stock Awards
Name	# of Securities Underlying Unexercised Options - Exercisable	# of Securities Underlying Unexercised Options - Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	# of Shares or Units of Stock That Have Not Vested	Market Value of Shares or Units of Stock That Have Not Vested ($) (2)	Equity Incentive Plan Awards: # of Unearned Shares, Units or Other Rights That Have Not Vested	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Jeffery Chuang	1,400	0	0	46.25	8/24/2023	0	0	0	0

Jeffery Chuang	1,400	0	0	19.25	8/12/2024	0	0	0	0

EQUITY COMPENSATION PLAN INFORMATION

Information about our equity compensation plans that were either approved or not approved by our stockholders is as follows (as of December 31, 2022):

Plan Category	(a) Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights		(b) Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	(c) Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))

Equity compensation plans approved by security holders	26,800	(1)	$22.9	536,354	(2)
Equity compensation plans not approved by security holders	—		$—	—
Total	26,800	(1)	$22.9	536,354	(2)

(1) Granted under our 2014 Omnibus Long-Term Incentive Plan (“2014 Plan”)

(2) Under our 2021 Omnibus Equity Plan, the maximum number of shares of common stock available for issuance is 600,000. As of December 31, 2022, a total of 104,946 shares and/or restricted stock units have been granted pursuant to the 2021 Omnibus Equity Plan. It also includes 41,300 shares under 2014 Plan due to the unexercised stock options expired in November 2022.

PAY VERSUS PERFORMANCE

As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(v) of Regulation S-K, we are providing the following information about the relationship of “compensation actually paid” (“CAP”) to our principal executive officer (“PEO”) and other named executive officers (“Non-PEO NEOS”) and our performance.

Pay Versus Performance Table

As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Customer Protection Act, and item 402(v) of Regulation S-K promulgated under the Exchange Act, we are providing the following information about the relationship between executive compensation actually paid and certain financial performance of the Company.

For purposes of the tables below, the principal executive officer (“PEO”) and non-PEO named executive officers for 2021 and 2022 are the following:

Year	PEO	Non-PEO named executive officers
2022	Thanh H. Lam	Jeffery Chuang
2021	Thanh H. Lam	Jeffery Chuang

Year	Summary Compensation table total for PEO (1) ($)	Compensation Actually Paid to PEO(2) ($)	Average Summary Compensation Table Total for Non-PEO NEOs(3) ($)	Average Compensation Actually Paid to Non-PEO NEOs(4) ($)	Value of Initial Fixed $100 Investment Based On Total Shareholder Return(5) ($)	Net Loss(6) ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)
2022	109,808	109,808	56,635	56,635	(81.93)	17,101,671
2021	100,000	100,000	50,000	50,000	(21.43)	19,962,493

(1)	The dollar amounts reported in column (b) are the amounts of total compensation reported for the PEO for each corresponding year in the “Total” column of the Summary Compensation Table.
(2)	The dollar amounts reported in column (c) represent the amount of “compensation actually paid” to the PEO, as computed in accordance with Item 402(v) of Regulation S-K. No adjustments were required to be made to the PEO’s total compensation for each year to determine the compensation actually paid pursuant to the requirements of Item 402(v) of Regulation S-K.
(3)	The dollar amounts reported in column (d) represent the average of the amounts reported for the Company’s non-PEO named executive officers as a group in the “Total” column of the Summary Compensation Table in each applicable year.
(4)	The dollar amounts reported in column (e) represent the average amount of “compensation actually paid” to the non-PEO named executive officers as a group, as computed in accordance with Item 402(v) of Regulation S-K. No adjustments were required to be made to average total compensation for the non-PEO named executive officers as a group for each year to determine the compensation actually paid pursuant to the requirements of Item 402(v) of Regulation S-K.
(5)	Cumulative total shareholder return (“TSR”) is calculated by dividing the sum of the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and the difference between the Company’s share price at the end and the beginning of the measurement period by the Company’s share price at the beginning of the measurement period.
(6)	The dollar amounts reported represent the amount of net loss reflected in the Company’s audited financial statements for the applicable year.

Description of Relationships Between Information Presented

In accordance with Item 402(v) of Regulation S-K, the Company is providing the following descriptions of the relationships between information presented in the Pay versus Performance table.

COMPENSATION ACTUALLY PAID AND CUMULATIVE TSR

COMPENSATION ACTUALLY PAID AND NET INCOME

COMPENSATION ACTUALLY PAID AND STOCK PRICE PERFORMANCE

PROPOSAL NO. 1— AMENDMENT TO THE ARTICLES OF INCORPORATION

The Company is asking you to approve the Amendment to the Articles of Incorporation of Nova LifeStyle, Inc., which would increase the amount of authorized shares of common stock, par value $0.001 per share (“Common Stock”), of the Company from 3,000,000 to 250,000,000 shares.

On June 28, 2023, the Board unanimously adopted a resolution setting forth a proposed amendment to Company’s Articles of Incorporation, which would, subject to stockholder approval, increase the total number of our authorized shares of our Common Stock from 3,000,000 shares to 250,000,000 shares (the “Amendment”). The resolution also provided that the proposed Amendment be presented to the stockholders for approval at a Special Meeting of the Stockholders with the recommendation of the Board that the stockholders approve the proposed Amendment in accordance with the Chapter 78 of Nevada Revised Statutes. A copy of the proposed amendment to the Articles of Incorporation is attached hereto as Annex A.

Except as set forth in the Amendment, all of the remaining provisions of the current Articles of Incorporation of the Company will remain in full force and effect without change.

If the proposal to amend our Articles of Incorporation to increase the total number of our authorized shares of our Common Stock from 3,000,000 shares to 250,000,000 shares is approved by our stockholders at the Special Meeting, a Certificate of Change to our Articles of Incorporation will be filed with the Secretary of State of the State of Nevada as soon as practicable after the Special Meeting. Upon such filing with the Secretary of State of Nevada, the Amendment will become effective.

Reasons and Effects of the Increase in Authorized Shares of Common Stock

Potential uses of the additional authorized shares of Common Stock may include public or private offerings, conversions of convertible securities, issuance of stock or stock options to employees, acquisition transactions and other general corporate purposes. Increasing the authorized number of shares of the Common Stock will give us greater flexibility and will allow the Company to issue such shares, in most cases, without the expense or delay of seeking shareholder approval. The Company may issue shares of its Common Stock in connection with financing and/or acquisition transactions and other corporate purposes which the Board of Directors believes will be in the best interest of the Company’s stockholders. The additional shares of Common Stock will have the same rights as the presently authorized shares, including the right to cast one vote per share of Common Stock. Increasing the number of authorized shares of common stock will not alter the number of shares of common stock presently issued and outstanding or reserved for issuance and will not change the relative rights of holders of any shares. The additional authorized shares of common stock, if and when issued, would have the same rights and privileges as the shares of common stock previously authorized, issued and outstanding. Those rights do not include preemptive rights with respect to the future issuance of any additional shares. Although the authorization of additional shares will not, in itself, have any effect on the rights of any holder of our Common Stock, the future issuance of additional shares of Common Stock (other than by way of a stock split or dividend) would have the effect of diluting the voting rights, and could have the effect of diluting earnings per share and book value per share, of existing stockholders. The Board has declared the proposed Amendment to be advisable and in the best interests of the Company and its stockholders and is submitting the Amendment to a vote of our stockholders.

Anti-takeover Effects

SEC rules and regulations require disclosure of the possible anti-takeover effects of an increase in authorized capital stock and other charter and bylaw provisions that could have an anti-takeover effect. Although the Board has not proposed the Amendment and the increase in the number of authorized shares of common stock with the intent of using the additional shares to prevent or discourage any actual or threatened takeover of the Company, under certain circumstances, such shares could have an anti-takeover effect. The additional shares of common stock could be issued to dilute the stock ownership or voting rights of persons seeking to obtain control of the Company or could be issued to persons allied with the Board or management and, thereby, have the effect of making it more difficult to remove directors or members of management by diluting the stock ownership or voting rights of persons seeking to effect such a removal. Accordingly, if the proposed Amendment and authorized common stock increase is approved, the additional shares of authorized common stock may render more difficult or discourage a merger, tender offer or proxy contest, the assumption of control by a holder of a large block of common stock, or the replacement or removal of the Board or management.

This proposal is not prompted by any specific effort or takeover threat currently perceived by the Board or management.

As of July 5, 2023, the Company is authorized to issue up to 3,000,000 shares of its common stock, of which, 1,464,790 shares were issued and outstanding. Additional shares of common stock were reserved for issuance under our equity incentive plan and other outstanding securities, including (collectively, the “Anticipated Share Reserves”):

●	300 shares of unvested restricted stock and vested stock options to purchase 26,800 shares of the Company’s stock;

●	488,521 shares of common stock reserved for future issuance under the Company’s 2021 Omnibus Equity Plan (the “2021 Plan”) and 41,300 shares of common stock reserved for future issuance under the Company’s 2014 Plan; and

●	245,192 shares of common stock reserved for future issuance upon the exercise of outstanding warrants.

*The references to shares have been retroactively restated to reflect Reverse Stock Split in May 2023.

Other than the reserved shares of common stock described above and 2023 Omnibus Equity Plan that is subject to approval by our stockholders at the Special Meeting, we do not currently have any definitive agreements or plans to issue the additional shares of common stock that would be authorized as a result of approving the proposed Amendment. We review and evaluate potential capital raising activities, transactions and other corporate actions on an ongoing basis to determine if such actions would be in the Company’s best interest and the best interest of our stockholders.

Dissenter’s Rights

Our stockholders have no right under the Nevada Revised Statutes, our Articles of Incorporation or our Amended and Restated Bylaws to dissent from the provision adopted in the Amendment.

Required Vote

Approval of the Amendment requires a quorum to be present and an affirmative vote of a majority of our common stock voted at the Special Meeting. Broker non-votes and abstentions will not be taken into account in determining the outcome of the proposal. Adoption of the Amendment is not conditioned upon the adoption of any of the other proposals.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT COMPANY’S STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE AMENDMENT TO THE COMPANY’S ARTICLES OF INCORPORATION.

PROPOSAL NO. 2 – NOVA LIFESTYLE INC. 2023 OMNIBUS EQUITY PLAN

Background

Our stockholders are being asked to consider and vote on this proposal to approve the Nova LifeStyle Inc. 2023 Omnibus Equity Plan (the “Equity Plan”).

On June 30, 2014, the Company’s stockholders approved the Nova LifeStyle, Inc. 2014 Omnibus Long-Term Incentive Plan (the “2014 Plan”) at the annual stockholders meeting, which permitted the grant of stock options, stock appreciation rights (“SARs”), restricted stock, restricted stock units (“RSUs”), unrestricted stock and performance awards to its employees, directors, consultants and advisors up to 160,000 shares (after reflecting the 1 for 5 reverse stock splits in December 2019 and May 2023, respectively) of Common Stock of the Company. As of December 31, 2020, all shares of Common Stock available for issuance under the 2014 Plan have been granted to employees, officers, directors and consultants of the Company. As of December 31, 2022, 41,300 shares under 2014 Plan are available for issuance due to the unexercised stock options expired in November 2022.

On May 28, 2021, the Company’s stockholders approved the Nova LifeStyle, Inc. 2021 Omnibus Equity Plan (the “2021 Plan”) at the annual stockholders meeting, which permitted the grant of stock options, stock appreciation rights (“SARs”), restricted stock, restricted stock units (“RSUs”), unrestricted stock and performance awards to its employees, directors, consultants and advisors up to 600,000 shares (after reflecting the 1 for 5 reverse stock split in May 2023) of Common Stock of the Company. As of December 31, 2022, a total of 104,946 shares and/or restricted stock units have been granted pursuant to the 2021 Plan.

The Equity Plan’s purpose is to attract and retain high caliber employees, directors, consultants and advisors; motivate participants to achieve long-range goals; provide competitive incentive compensation opportunities; and align the participants’ interests with the interests of the stockholders by offering the participants compensation that is based on our common stock.

The description of the Equity Plan below is a summary and is qualified in its entirety by reference to the provisions of the Equity Plan, which is attached as Annex B to this proxy statement. Capitalized terms used in the summary but otherwise not defined herein shall have the meanings ascribed to such terms in the Equity Plan.

The Board of Directors of the Company approved and adopted the Equity Plan on June 28, 2023, subject to stockholders’ approval.

Recommendation of Board of Directors

The Board of Directors has approved and unanimously recommends that the stockholders vote “FOR” the proposal to approve the Equity Plan.

Description of the Equity Plan

Administration. The Equity Plan requires that a committee of non-employee directors to administer the Equity Plan. Currently, our Compensation Committee, which we refer to in this proposal as the Committee, administers the Equity Plan. Among other powers and duties, the Committee determines the employees who will be eligible to receive awards and establishes the terms and conditions of all awards. Unless prohibited by applicable law or the applicable rules of a stock exchange, the Committee may delegate its authority and administrative duties under the Equity Plan.

Shares Subject to the Equity Plan. The shares issuable under the Equity Plan are shares of our common stock that are authorized but unissued or reacquired common stock, including shares repurchased by the Company as treasury shares. The total aggregate shares of common stock authorized for issuance during the term of the Equity Plan is limited to 800,000 shares. The Committee must equitably adjust awards and the number of shares available under the Equity Plan in the event of a recapitalization, stock split, stock dividend, extraordinary cash dividend, split-up, spin-off, reclassification, combination or other exchange of shares.

Types of Awards and Eligibility. The Equity Plan provides for five types of awards. The Eligible Persons under the Equity Plan include Employees, Outside Directors, Consultants and New Hires of the Company or its subsidiaries, as selected by our Board or the designated committee thereof. As of July 5, 2023, 27 individuals (consisting of 3 executive officers, 3 directors who are not executive officers, and 21 employees who are not executive officers) are eligible to receive awards under the Equity Plan. The closing price of Company’s common stock on the NASDAQ Capital Market was $2.02 per share as of July 5, 2023.

Stock Options. Incentive Stock Options (“ISOs”) are options that are intended to qualify as, and that satisfy the requirements applicable to, an “incentive stock option” described in Code § 422(b). NSO shall mean an Option that is not intended to be, or does not qualify as, an Incentive Stock Option and is commonly referred to as a “Non-Statutory Stock Option”.

Option Grant: The grant of an Option entitles the Participant to purchase the number of Shares designated in the Award Agreement for such Option at an Exercise Price established by the Committee. Options may be either Incentive Stock Options or Non-Statutory Stock Options, as determined in the discretion of the Committee. Each Option shall be evidenced by and conditional on an Award Agreement in the form approved by the Committee, which Award Agreement shall specify whether the Option is an ISO or NSO. No ISO may be granted to any person more than ten (10) years after the Effective Date of the Equity Plan. Award Agreements need not be identical, but shall include the terms specified in and be subject to the provisions of the Equity Plan applicable to such Options. To the extent that the aggregate Fair Market Value of the Shares (determined as of the respective date or dates of grant), subject to ISOs granted to any Participant under the Equity Plan and any other option plan of the Corporation or any Related Corporation that first become exercisable in any calendar year, including any ISOs which become exercisable on an accelerated basis during such year, exceeds the sum of One Hundred Thousand Dollars ($100,000), such excess Options shall be treated as NSOs.

Exercise of Options: The Exercise Price shall be fixed by the Committee, provided that the Exercise Price for any Option shall never be less than one hundred percent (100%) (or, in the case of a 10% Stockholder receiving an ISO, 110%) of the Fair Market Value per share of Stock on the Option grant date. Fair Market Value shall be determined in a manner compliant with Code Section 409A.

Payment of Exercise Price: The exercise price is payable in cash; by tendering shares of our common stock owned by the participant; by withholding shares that would be acquired on exercise; by broker-assisted cashless exercise; or by any other form of legal consideration acceptable by the Committee (so long as it does not result in deferral of compensation within the meaning of Code Section 409A). Options are subject to the conditions, restrictions and contingencies specified by the Committee.

Option Term: The maximum term of any option is ten years from the date of grant and, with respect to ISOs granted to an individual who owns 10% of the voting power of our stock, the maximum term is five years from the date of grant.

Stock Appreciation Rights. A Stock Appreciation Right (“SAR”) entitles the Participant to receive, with respect to each Share subject to the SAR, the appreciation in the Fair Market Value over a base price established by the Committee, payable in cash or Stock, or a combination of both, as determined by the Committee at the time of payment. Each SAR shall be evidenced by an Award Agreement in the form approved by the Committee. Award Agreements evidencing SARs need not be identical, but shall include the terms specified below and be subject to the provisions of the Equity Plan applicable to such SARs.

SARs Grant: Each award of SARs will be evidenced by an award agreement that will specify the base price, the term of the SAR, and such other provisions as the Committee determines, and which are not inconsistent with the terms of the Equity Plan (which need not be the same for each award for each recipient).

Base Price of SAR: The base price of each SAR granted under the Equity Plan will be at least equal to the fair market value of a share of our common stock on the date of grant.

Settlement of SARs: The Participant may exercise the SAR by delivering a written notice of exercise to the Corporation, in the form and manner designated by the Committee. To the extent the Committee determines that the Participant will receive cash upon exercise of a SAR, the Corporation shall deliver the cash amount which becomes due upon exercise of a SAR as soon as administratively practicable after the Corporation’s receipt of the Participant’s properly completed notice of exercise. To the extent the Committee determines that Shares will be delivered to the Participant upon exercise of a SAR, the Shares shall be subject to such conditions, restrictions and contingencies as the Committee may establish, except that such conditions may not cause the deferral of recognition of income.

SAR Term: The maximum term of any SAR is ten years from the date of grant.

Unrestricted Stock. The Committee may, in its sole discretion, award unrestricted stock to any participant as a stock bonus or otherwise pursuant to which such participant may receive shares of stock free of restrictions or limitations.

Restricted Stock. A Restricted Stock Award is a grant of Shares subject to conditions and restrictions as determined by the Committee. Each Restricted Stock Award shall be evidenced by an Award Agreement in the form approved by the Committee. Award Agreements evidencing Restricted Stock Awards need not be identical, but shall include the terms specified in and be subject to the provisions of the Equity Plan applicable to such Restricted Stock Awards. Each Restricted Stock Award shall be, for the applicable Period of Restriction determined by the Committee, subject to such conditions, restrictions and contingencies as the Committee shall determine. Lapse of restrictions may be conditioned on the continued performance of Service or the achievement of performance conditions measured on an individual, corporate or other basis, or any combination thereof.

Restricted Stock Units. A Restricted Stock Unit Award entitles the Participant to receive Shares upon the vesting of the Award. Each Restricted Stock Unit Award shall be evidenced by an Award Agreement in the form approved by the Committee. Subject to the terms of the Equity Plan, Restricted Stock Units may be granted to Participants in such amounts and upon such terms and at any time and from time to time, as shall be determined by the Committee. Award Agreements evidencing Restricted Stock Unit Awards need not be identical, but shall include the terms specified in and be subject to the provisions of the Equity Plan applicable to Restricted Stock Unit Awards. As soon as practicable following the date each Restricted Stock Unit vests, the Corporation shall deliver to the Participant the Share underlying such Restricted Stock Unit, subject to such conditions, restrictions and contingencies as the Committee may establish.

Performance-Based Compensation. At its discretion, the Committee may make Awards to Participants intended to be the performance-based compensation. In such event, the number of shares becoming exercisable or transferable or amounts payable with respect to grants of Options, Stock Appreciation Rights, and/or awards of Restricted Stock, Unrestricted Stock or Restricted Stock Units may be determined based on the attainment of written performance goals based on the performance measures set forth in Article 7 of the Equity Plan and which have been approved by the Committee for a specified performance period. The performance goals shall state, in terms of an objective formula or standard, the method of computing the amount of compensation payable to the Participant if the goal is attained.

Limitations on Awards. The maximum aggregate cash amount payable under the Equity Plan for any Awards intended to constitute performance-based compensation to any Participant in any single calendar year shall not exceed $1,000,000. Subject to adjustment as provided in the Equity Plan, the maximum aggregate number of Shares (including Options, SARs, Restricted Stock, and RSUs) that may be granted to any Participant in any calendar year shall be 1,000,000 Shares.

Vesting and Forfeiture. The Committee determines the time and conditions under which the award will vest or the period of time after which the restriction shall lapse as part of making an award. Vesting or the lapse of the period of restriction may, in the Committee’s discretion, be based solely upon continued employment or service for a specified period of time, or may be based upon the achievement of specific performance goals (individual, corporation or other basis), or both. Vesting means the time at which an option, SAR or RSU holder may exercise his or her award at the end of the period of restriction that applies to Restricted Stock. Vesting or lapse provisions need not be uniform among awards granted at the same time or to persons similarly-situated. Vesting and lapse requirements will be set forth in the applicable award agreement. The Committee, in its discretion, may accelerate vesting of any award at any time. Unless otherwise determined by the Committee and included in the Participant’s Award Agreement, in the event that a Participant’s Service with the Corporation and all Related Corporations is terminated for any reason, all Awards held by the Participant which are unexercised or have not yet vested as of such date shall expire, terminate, and become unexercisable as of such termination date, provided, however, that if the Participant’s Service terminates for reasons other than Cause, all outstanding vested Options and SARs held by the Participant as of his or her termination date shall continue to be exercisable until the earlier of the expiration of their term or the date that is three months after such termination date.

Extension Exercise Period. The Committee, in its discretion, may extend the period of time for which an Option or SAR is to remain exercisable following a termination of service, but in no event beyond the expiration of the Option or SAR.

Prohibition on Repricing. Except as required or permitted pursuant to a corporate transaction (including, without limitation, any recapitalization or reorganization), in no event will an Option or SAR be amended to reduce the exercise or base price or be canceled in exchange for cash, other awards or Options or SARs with an exercise price or base price less than the exercise price of the original Option or base price of the original SAR without shareholder approval.

Limits on Transfers of Awards/Beneficiary Designation. All awards are exercisable only by the participant during the participant’s lifetime, and are transferable only by will or by the laws of descent and distribution; provided, however, that the Committee may permit a transfer of an award, other than an ISO, to a family member of an individual, subject to such restrictions as the Committee may provide. Participants may designate a beneficiary or beneficiaries to receive their benefits under the Equity Plan if they die before receiving any or all of such benefit.

Recapitalization. Upon a recapitalization, the Committee must adjust the number and kind of shares issuable and maximum limits for each type of award, adjust the number and kind of shares subject to outstanding awards, adjust the exercise or base price of outstanding Options or SARs, and make any other equitable adjustments.

Reorganization. Upon a reorganization, the Committee may decide that: (i) awards will apply to securities of the resulting corporation (with appropriate adjustment as determined by the Committee); (ii) any or all outstanding Options and SARs will be immediately exercisable (to the extent permitted under federal or state securities laws) and shall remain exercisable for the remaining term of the Options or SARs under the terms of the Equity Plan; (iii) any or all Options and SARs will be immediately exercisable (to the extent permitted under federal or state securities laws) and shall be terminated after giving at least 30 days’ notice to the Participants to whom such Options or SARs have been granted, and/or (iv) any or all unvested Restricted Stock Units and Restricted Stock on which restrictions have not yet lapsed shall become immediately fully vested, nonforfeitable and payable.

Amendment and Termination. Our Board of Directors may amend, suspend or terminate the Equity Plan, without consent of stockholders or participants, provided, however, that amendments must be submitted to the stockholders for approval if shareholder approval is required by applicable law, and any amendment or termination that may adversely affect the rights of participants with outstanding awards requires the consent of such participants. The Committee may amend any award agreement, provided the amendment is not to re-price or constructively re-price any award.

Term. The Equity Plan is effective immediately upon the adoption by our Board of Directors, subject to shareholder approval, and will terminate on the earliest to occur of (i) the 10th anniversary of the Equity Plan’s effective date, or (ii) the date on which all shares available for issuance under the Equity Plan shall have been issued as fully-vested shares. Options may be granted at any time on or after the date the Board of Directors adopt the Equity Plan, however, until the stockholders approve the Equity Plan, no Options or SARs may be exercised, no restricted stock may be issued, and no award may be settled in stock. If shareholder approval is not obtained within 12 months after the adoption by our Board of Directors, all awards will be null and void.

U.S. Federal Income Tax Consequences

The following summary of the U.S. federal income tax consequences of awards under the Equity Plan is based on current U.S. federal income tax laws and regulations and is designed to provide a general understanding of the consequences as of the date of this proxy statement. Laws and regulations may change in the future and affect the income tax consequences of your award under the Equity Plan. In addition, the impact of the laws and regulations may vary based on your individual circumstances. This summary does not constitute tax advice and does not address taxation of your award under the laws of any municipality, state or foreign country. You are urged to consult your own tax advisor as to the specific tax impact of any award to you.

Incentive Stock Options. An employee participant will generally have no tax consequences when he or she receives the grant of an ISO. In most cases, an employee participant also will not have income tax consequences when he or she exercises an ISO. An employee participant may have income tax consequences when exercising an ISO if the aggregate fair market value (determined at the time of grant) of the shares of the common stock subject to the ISO that first become exercisable in any one calendar year exceeds $100,000. If this occurs, the excess shares (the number of shares the fair market value of which exceeds $100,000 in the year first exercisable) will be treated as though they are NQSOs instead of ISOs. Additionally, subject to certain exceptions for death or disability, if an employee participant exercises an ISO more than three months after termination of employment, the exercise of the option will be taxed as the exercise of a NQSO. Any shares recharacterized as NQSOs will have the tax consequences described below with respect to the exercise of NQSOs.

An employee participant recognizes income when selling or exchanging the shares acquired from the exercise of an ISO in the amount of the difference between the fair market value at the time of the sale or exchange and the exercise price the participant paid for those shares. This income will be taxed at the applicable capital gains rate if the sale or exchange occurs after the expiration of the requisite holding periods. Generally, the required holding periods expire two years after the date of grant of the ISO and one year after the date the common stock is acquired by the exercise of the ISO. Further, the amount by which the fair market value of a share of the common stock at the time of exercise of the ISO exceeds the exercise price will likely be included in determining a participant’s alternative minimum taxable income and may cause the participant to incur an alternative minimum tax liability in the year of exercise.

If an employee participant disposes of the common stock acquired by exercising an ISO before the holding periods expire, the participant will recognize ordinary income. The amount of income will equal the difference between the option exercise price and the lesser of (i) the fair market value of the shares on the date of exercise and (ii) the price at which the shares are sold. This amount will be taxed at ordinary income rates and be subject to employment taxes. If the sale price of the shares is greater than the fair market value on the date of exercise, the participant will recognize the difference as gain and will be taxed at the applicable capital gains rate. If the sale price of the shares is less than the exercise price, the participant will recognize a capital loss equal to the excess of the exercise price over the sale price.

Using shares acquired by exercising an ISO to pay the exercise price of another option (whether or not it is an ISO) will be considered a disposition of the shares for federal tax purposes. If this disposition occurs before the expiration of the required holding periods, the employee option-holder will have the same tax consequences as are described above in the preceding paragraph. If the option holder transfers any of these shares after holding them for the required holding periods or transfers shares acquired by exercising an NQSO or on the open market, he or she generally will not recognize any income upon exercise. Whether or not the transferred shares were acquired by exercising an ISO and regardless of how long the option holder has held those shares, the basis of the new shares received from the exercise will be calculated in two steps. In the first step, a number of new shares equal to the number of older shares tendered (in payment of the option’s exercise) is considered exchanged under Code Section 1036 and the related rulings; these new shares receive the same holding period and the same basis the option holder had in the old tendered shares, if any, plus the amount included in income from the deemed sale of the old shares and the amount of cash or other non-stock consideration paid for the new shares, if any. In the second step, the number of new shares received by the option holder in excess of the old tendered shares receives a basis of zero, and the option holder’s holding period with respect to such shares commences upon exercise.

There will be no tax consequences to the Company when it grants an ISO or, generally, when an employee participant exercises an ISO. However, to the extent that an option holder recognizes ordinary income when he or she exercises, as described above, the Company generally will have a tax deduction in the same amount and at the same time.

Nonqualified Stock Options. A participant generally has no income tax consequences from the grant of NQSOs. Generally, in the tax year when the participant exercises the NQSO, he or she recognizes ordinary income in the amount by which the fair market value of the shares at the time of exercise exceeds the exercise price for the shares, and that amount will be subject to withholding and employment taxes.

If a participant exercises a NQSO by paying the exercise price with previously acquired common stock, he or she will have federal income tax consequences (relative to the new shares received) in two steps. In the first step, a number of new shares equivalent to the number of older shares tendered (in payment of the NQSO exercised) is considered to have been exchanged in accordance with Code Section 1036 and related rulings, and no gain or loss is recognized. In the second step, with respect to the number of new shares acquired in excess of the number of old shares tendered, the participant recognizes income on those new shares equal to their fair market value less any non-stock consideration tendered. The new shares equal to the number of the old shares tendered will have the same basis the participant had in the old shares and the holding period with respect to the tendered older shares will apply to the new shares. The excess new shares received will have a basis equal to the amount of income recognized on exercise, increased by any non-stock consideration tendered. The holding period begins on the exercise of the option.

The gain, if any, realized at the later disposition of the common stock will either be short- or long-term capital gain, depending on the holding period.

There will be no tax consequences to the Company when granting a NQSO. The Company generally will have a tax deduction in the same amount and at the same time as the ordinary income recognized by the participant.

Stock Appreciation Rights. Neither the participant nor the Company has income tax consequences from the issuance of a SAR. The participant recognizes taxable income at the time the SAR is exercised in an amount equal to the amount by which the cash and/or the fair market value of the shares of the common stock received upon that exercise exceeds the base price. The income recognized on exercise of a SAR will be taxable at ordinary income tax rates and be subject to employment taxes. The Company generally will be entitled to a tax deduction with respect to the exercise of a SAR in the same amount and at the same time as the ordinary income recognized by the participant.

Restricted Stock. A holder of restricted stock will not recognize income at the time of the award, unless he or she specifically makes an election to do so under Code Section 83(b) within thirty days of such award. Unless the holder has made such an election, he or she will realize ordinary income and be subject to employment taxes in an amount equal to the fair market value of the shares on the date the restrictions on the shares lapse, reduced by the amount, if any, he or she paid for such stock. The Company will generally be entitled to a corresponding deduction in the same amount and at the same time as the holder recognizes ordinary income. Upon the otherwise taxable disposition of the shares awarded after ordinary income has been recognized, the holder will realize a capital gain or loss (which will be long-term or short-term depending upon how long the shares are held after the restrictions lapse).

If the holder made a timely election under Code Section 83(b), he or she will recognize ordinary income for the taxable year in which an award of restricted stock is received on an amount equal to the fair market value of the shares of restricted stock awarded for which the election is being made (even if the shares are subject to forfeiture). That income will be taxable at ordinary income tax rates and be subject to employment taxes. At the time of disposition of the shares, if such an election was made, the holder will recognize gain in an amount equal to the difference between the sales price and the fair market value of the shares at the time of the award. Such gain will be taxable at the applicable capital gains rate. The Company will generally be entitled to a tax deduction in the same amount and at the same time as the ordinary income recognized by the participant.

Restricted Stock Units. A holder of RSUs generally will not recognize income at the time of the award. Upon delivery of the shares due upon settlement of an RSU, a holder will realize ordinary income and be subject to employment taxes in an amount equal to the fair market value of the shares distributed. The Company will generally be entitled to a corresponding tax deduction in the same amount and at the same time as the holder recognizes income. When the holder later disposes of his or her shares, the difference between the amount realized on sale and the amount recognized by the holder upon settlement of the RSU will be a capital gain or loss (which will be long-term or short-term depending upon how long the shares are held).

Unrestricted Stock. Generally, the participant will, in the year that the unrestricted stock award is granted, recognize compensation taxable as ordinary income equal to the fair market value of the shares on the date of the award. The Company normally will receive a corresponding deduction equal to the amount of compensation the recipient is required to recognize as ordinary taxable income, and must comply with applicable tax withholding requirements.

Limitation on Company Deductions. No federal income tax deduction is allowed for the Company for any compensation paid to a “covered employee” in any taxable year of the Company to the extent that his or her compensation exceeds $1,000,000. For this purpose, “covered employees” are generally the chief executive officer and principal financial officer of the Company, the three other most highly compensated officers of the Company other than the principal executive officer and the principal financial officer for the taxable year and any “covered employee” of the Company (or any predecessor) for any taxable year beginning after December 31, 2016, and the term “compensation” generally includes amounts includable in gross income as a result of the exercise of stock options or SARs, payments pursuant to performance shares or units, or the receipt of restricted or unrestricted stock. This deduction limitation, however, does not apply to compensation that is compensation which would not be includable in an employee’s gross income.

Effect of Code Section 280G. Code Section 280G limits the deductibility of certain payments that are contingent upon a change of control if the total amount of such payments equals or exceeds three times the individual’s “base amount” (i.e., generally, annualized five-year W-2 compensation). If payment or settlement of an award is accelerated upon a change of control, a portion of such payment attributable to the value of the acceleration is considered a payment that is contingent upon a change of control. In addition, the affected individual must pay an excise tax (in addition to any income tax) equal to 20% of such amount.

Impact of Code Section 409A. Code Section 409A provides that all amounts deferred under a nonqualified deferred compensation plan are includible in a service provider’s gross income to the extent such amounts are not subject to a substantial risk of forfeiture, unless certain requirements are satisfied. If the requirements are not satisfied, in addition to current income inclusion, interest at the underpayment rate plus 1% will be imposed on the service provider’s underpayments that would have occurred had the deferred compensation been includible in gross income for the taxable year in which first deferred or, if later, the first taxable year in which such deferred compensation is not subject to a substantial risk of forfeiture. The amount required to be included in income is also subject to an additional 20% tax. While most awards under the Equity Plan are anticipated to be exempt from the requirements of Code Section 409A, awards not exempt from Code Section 409A are intended to comply with Code Section 409A.

Other Information

Subject to the terms and provisions of the Equity Plan, the individuals that receive awards and the terms and conditions of such awards are determined at the discretion of the Compensation Committee. The Compensation Committee has not yet made any determination as to which eligible employees will receive awards under the Equity Plan in the future, or the value of awards to be made to any eligible individual, and therefore, it is not possible to determine for any persons or groups the benefits or amounts that will be received in the future under the Equity Plan.

THE BOARD OF DIRECTORS HAS APPROVED AND UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE PROPOSAL TO APPROVE THE NOVA LIFESTYLE INC. 2023 OMNIBUS EQUITY PLAN.

PROPOSAL NO. 3 – GRANT OF DISCRETIONARY AUTHORITY TO ADJOURN THE SPECIAL MEETING

Although it is not expected, the Special Meeting may be adjourned for the purpose of soliciting additional proxies. Any such adjournment of the Special Meeting may be made without notice, other than by the announcement made at the Special Meeting, by approval of the holders of a majority of the shares of our Common Stock present in person or by proxy and entitled to vote at the Special Meeting, whether or not a quorum exists. We are soliciting proxies to grant discretionary authority to the Company’s Chairperson of the Board to adjourn the Special Meeting, if necessary, for the purpose of soliciting additional proxies in favor of Proposals 1 and 2. The Chairperson of the Board will have the discretion to decide whether or not to use the authority granted to such person pursuant to this Proposal 3 to adjourn the Special Meeting.

Vote Required

The affirmative vote of a majority of all of the votes present or represented and entitled to vote at the Special Meeting is required to approve this Proposal 3. Broker non-votes and abstentions will not be taken into account in determining the outcome of the proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT COMPANY’S STOCKHOLDERS VOTE “FOR” THE GRANT OF DISCRETIONARY AUTHORITY TO ADJOURN THE SPECIAL MEETING.

OTHER BUSINESS

As of the date of this Proxy Statement, management does not know of any other matters that will be brought before the Special Meeting requiring action of the stockholders. However, if any other matters requiring the vote of the stockholders properly come before the Special Meeting, it is the intention of the persons named in the enclosed form of proxy to vote the proxies in accordance with the discretion of management. The persons designated as proxies will also have the right to approve any and all adjournments of the Special Meeting for any reason.

STOCKHOLDERS SHARING THE SAME ADDRESS

The SEC has adopted rules that permit companies and intermediaries (such as brokers, banks and other nominees) to implement a delivery procedure called “householding.” Under this procedure, multiple stockholders who reside at the same address may receive a single copy of the Proxy Statement and other proxy materials, unless the affected shareholder has provided contrary instructions. This procedure reduces printing costs and postage fees. Under applicable law, if you consented or were deemed to have consented, your broker, bank or other intermediary may send only one copy of the Proxy Statement and other proxy materials to your address for all residents that own shares of the Company’s common stock in street name. If you wish to revoke your consent to householding, you must contact your broker, bank or other intermediary. If you are receiving multiple copies of the Proxy Statement and other proxy materials, you may be able to request householding by contacting your broker, bank or other intermediary. If you received a householding mailing and you would like to have additional copies of proxy statement and proxy materials mailed to you or you would like to opt out of this practice for future mailings, contact our Corporate Secretary, located at 6565 E. Washington Blvd., Commerce, CA 90040. We agree to deliver promptly, upon written or oral request, a separate copy of this Proxy Statement and proxy materials to any stockholder at the shared address to which a single copy of those documents was delivered. If you wish to request copies free of charge of the Proxy Statement or other proxy materials, please send your request to Nova LifeStyle, Inc., at 6565 E. Washington Blvd., Commerce, CA 90040, Attention: Corporate Secretary or call the Company with your request at (323) 888-9999.

WHERE YOU CAN FIND MORE INFORMATION

We have filed reports, proxy statements and other information with the SEC. You may read and copy any document we file with the SEC at the SEC’s Public Reference Room at 100 F Street, N.W., Washington, D.C. 20549. You may obtain information on the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains a website that contains the reports, proxy statements and other information we file electronically with the SEC. The address of the SEC website is www.sec.gov. In addition, stockholders may obtain free copies of certain documents filed with the SEC by the Company through the “SEC Filings” section of our website.

You may obtain any of the documents we file with the SEC, without charge, by requesting them in writing or by telephone from us at the following address:

Nova LifeStyle, Inc.,

Attn: Corporate Secretary

6565 E. Washington Blvd., Commerce, CA 90040

(323) 888-9999

YOUR VOTE IS IMPORTANT

You are cordially invited to attend the Special Meeting. However, to ensure that your shares are represented at the meeting, please submit your proxy or voting instructions. Please see the instructions on the proxy and voting instruction card. Submitting a proxy or voting instructions will not prevent you from attending the Special Meeting and voting in person, if you so desire, but will help the Company secure a quorum and reduce the expense of additional proxy solicitation.

BY ORDER OF THE BOARD OF DIRECTORS

July [●], 2023	/s/ Thanh H. Lam
Thanh H. Lam
Chairperson of the Board, President and Chief Executive Officer

Annex A

FRANCISCO V. AGUILAR
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Certificate of Change Pursuant to NRS 78.209

TYPE OR PRINT - USE DARK INK ONLY - DO NOT HIGHLIGHT

INSTRUCTIONS:

1. Enter the current name as on file with the Nevada Secretary of State and enter the Entity or Nevada Business Identification Number (NVID).
2. Indicate the current number of authorized shares and par value, if any, and each class or series before the change.
3. Indicate the number of authorized shares and par value, if any of each class or series after the change.
4. Indicate the change of the affected class or series of issued, if any, shares after the change in exchange for each issued share of the same class or series.
5. Indicate provisions, if any, regarding fractional shares that are affected by the change.
6. NRS required statement.
7. This section is optional. If an effective date and time is indicated the date must not be more than 90 days after the date on which the certificate is filed.
8. Must be signed by an Officer. Form will be returned if unsigned.

1. Entity Information:	Name of entity as on file with the Nevada Secretary of State: Nova LifeStyle, Inc. Entity or Nevada Business Identification Number (NVID): NV20091105529-2
2. Current Authorized Shares:	The current number of authorized shares and the par value, if any, of each class or series, if any, of shares before the change: 3,000,000 shares of common stock, par value $0.001 per share
3. Authorized Shares After Change:	The number of authorized shares and the par value, if any, of each class or series, if any, of shares after the change: 250,000,000 shares of common stock, par value $0.001 per share
4. Issuance:	The number of shares of each affected class or series, if any, to be issued after the change in exchange for each issued share of the same class or series:
5. Provisions:	The provisions, if any, for the issuance of fractional shares, or for the payment of money or the issuance of scrip to stockholders otherwise entitled to a fraction of a share and the percentage of outstanding shares affected thereby:
6. Provisions:	The required approval of the stockholders has been obtained.
7. Effective date and time: (Optional)	Date: Time: (must not be later than 90 days after the certificate is filed)
8. Signature: (Required)	X ______________________ Signature of Officer; CEO — Title; Date

This form must be accompanied by appropriate fees.
If necessary, additional pages may be attached to this form.

Page 1 of 1
Revised: 12/15/2022

Annex B

Nova lifestyle inc.

2023 OMNIBUS EQUITY PLAN

ARTICLE 1

GENERAL PROVISIONS

1.1.	PURPOSE OF THE PLAN.

The Nova LifeStyle Inc. 2023 Omnibus Equity Plan has been established by Nova LifeStyle Inc. to (a) attract and retain high caliber employees, directors, consultants and advisors; (b) motivate Participants, by means of appropriate incentives, to achieve long-range goals; (c) provide incentive compensation opportunities that are competitive with those of other similarly-situated companies; and (d) further align Participants’ interests with those of the Corporation’s stockholders through compensation that is based on the Corporation’s common stock; and thereby promote the long-term financial interest of the Corporation, including the growth in value of the Corporation’s equity and enhancement of long-term stockholder return.

Capitalized terms shall have the meanings assigned to such terms in Section 9 of the Plan.

1.2.	TYPES OF AWARDS AVAILABLE UNDER THE PLAN.

The Plan provides for five types of Awards:

Options - the Option Grant Program under which Eligible Persons may be granted Incentive Stock Options or Non-Statutory Stock Options to purchase Shares is set forth in Article 2;

Stock Appreciation Rights - the Stock Appreciation Rights Program under which Eligible Persons may be granted a right to receive the appreciation in the Fair Market Value of Shares in the form of cash or Stock is set forth in Article 3;

Restricted Stock - the Restricted Stock Program under which Eligible Persons may be issued Shares, subject to certain conditions and restrictions, is set forth in Article 4; and

Unrestricted Stock: the Unrestricted Stock Program under which Eligible Persons may be issued Shares, is set forth in Article 5; and

Restricted Stock Units - the Restricted Stock Unit Program under which Eligible Persons may be granted a right to receive Stock upon the satisfaction of certain conditions and restrictions is set forth in Article 6.

The provisions of Articles 1, 7 (to the extent applicable), 8 and 9 apply to each type of Award made under the Plan and govern the interests of all persons under the Plan.

1.3.	ADMINISTRATION OF THE PLAN.

(a)	General Administration. The Plan shall be administered and interpreted by the Committee (as designated pursuant to Paragraph (b)). Subject to the express provisions of the Plan, the Committee shall have authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan, to determine the terms and provisions of the Award Agreements by which Awards shall be evidenced (which shall not be inconsistent with the terms of the Plan), and to make all other determinations necessary or advisable for the administration of the Plan, all of which determinations shall be final, binding and conclusive.

(b)	Appointment of Committee. The Board shall appoint the Committee from among its nonemployee members to serve at the pleasure of the Board. The Board from time to time may remove members from, or add members to, the Committee and shall fill all vacancies thereon. The Committee at all times shall be composed of two or more nonemployee directors who shall meet all of the following requirements:

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(i)	Disinterested Administration for Rule 16b-3 Exemption. During the period any director is serving on the Committee, he shall (A) not be an officer of the Corporation or a parent or subsidiary of the Corporation, or otherwise currently employed by the Corporation or a parent or subsidiary of the Corporation; (B) not receive compensation, either directly or indirectly, from the Corporation or a parent or subsidiary of the Corporation for services rendered as a consultant or in any capacity other than as a director, except for an amount that does not exceed the dollar amount for which disclosure would be required pursuant to Rule 404(a) of the Securities Exchange Act of 1934; (C) not possess an interest in any other transaction for which disclosure would be required pursuant to Rule 404(a) of the Securities Exchange Act of 1934; and (D) not be engaged in a business relationship for which disclosure would be required pursuant to Rule 404(b) of the Securities Exchange Act of 1934. The requirements of this subsection are intended to comply with Rule 16b-3 under Section 16 of the Securities Exchange Act of 1934, and shall be interpreted and construed in a manner which assures compliance with said Rule 16b-3. To the extent said Rule 16b-3 is modified to reduce or increase the restrictions on who may serve on the Committee, the Plan shall be deemed modified in a similar manner;

(ii)	Outside Director. No director serving on the Committee may be a current employee of the Corporation or a former employee of the Corporation (or any corporation affiliated with the Corporation under Code §1504) receiving compensation for prior services (other than benefits under a tax-qualified retirement plan) during each taxable year during which the director serves on the Committee. Furthermore, no director serving on the Committee shall be or have ever been an officer of the Corporation (or any Code §1504 affiliated corporation), or shall receive remuneration (directly or indirectly) from such a corporation in any capacity other than as a director.

(iii)	Independent Director Rule for Stock Exchange. During the period any director is serving on the Committee, he shall satisfy all requirements to qualify as an independent director for purposes of the rules of the exchange on which the Stock is traded.

(c)	Organization. The Committee may select one of its members as its chairman and shall hold its meetings at such times and at such places as it shall deem advisable. A majority of the Committee shall constitute a quorum. Actions may be taken by a majority of the Committee at a meeting or by unanimous written consent of all Committee members in lieu of a meeting. The Committee shall keep minutes of its proceedings and shall report the same to the Board at the meeting next succeeding.

(d)	Powers of Committee. The Committee may make one or more Awards under the Plan to a Participant. The Committee shall decide which Eligible Persons shall receive an Award and when to grant an Award, the type of Award that it shall grant and the number of Shares covered by the Award. The Committee shall also decide the terms, conditions, performance criteria, restrictions and other provisions of the Award. The Committee may grant a single Award or an Award in combination with another Award(s) to a Participant. The Committee may grant an Award as an alternate to or replacement of an existing Award under the Plan or award under any other compensation plan or arrangement of the Corporation or a Related Corporation, including a plan of any entity acquired by the Corporation or a Related Corporation, upon the cancellation of the existing award; provided, that such grant of an alternate or replacement Award may be made only if the alternate or replacement Award does not constitute a repricing of the existing award (as limited by Section 1.5(c) of the Plan). In making Award decisions, the Committee may take into account the nature of services rendered by the individual, the individual’s present and potential contribution to the Corporation’s success and such other factors as the Committee, in its sole discretion, deems relevant.

The Committee shall interpret the Plan, establish and rescind any rules and regulations relating to the Plan, decide the terms and provisions of any Award Agreements made under the Plan, and determine how to administer the Plan. The Committee also shall decide administrative methods for the exercise of Stock Options. Each Committee decision shall be final, conclusive and binding on all parties.

(e)	Delegation by Committee. Unless prohibited by applicable law or the applicable rules of a stock exchange, the Committee may allocate all or some of its responsibilities and powers to any one or more of its members. The Committee also may delegate some or all of it administrative duties and powers to any Employee, including officers.

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(f)	Information to be Furnished to Committee. The records of the Corporation and Related Corporations as to an Eligible Person’s or Participant’s employment, termination of employment, performance of Service, termination of Service, leave of absence, reemployment and compensation shall be conclusive on all persons unless determined to be manifestly incorrect. Participants and other persons entitled to benefits under the Plan must, as a condition to the receipt or settlement of any Award hereunder, furnish the Committee with such evidence, data or information as the Committee reasonably considers desirable to carry out the terms of the Plan.

(g)	Indemnification. In addition to such other rights of indemnification that they have as members of the Board or the Committee, the Corporation shall indemnify the members of the Committee (and any designees of the Committee, as permitted under Paragraph (e)), to the extent permitted by applicable law, against reasonable expenses (including, without limitation, attorney’s fees) actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Award awarded hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved to the extent required by and in the manner provided by the articles of incorporation or the bylaws of the Corporation relating to indemnification of the members of the Board) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to such matters as to which it is adjudged in such action, suit or proceeding that such Committee member or members (or their designees) did not act in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the Corporation.

1.4.	ELIGIBILITY.

The persons eligible to participate in this Plan (“Eligible Persons”) are as follows:

(a)	Employees. Employees (including Employees who are members of the Board and Employees who reside in countries other than the United States), provided that awards of Incentive Stock Options shall only be made to Employees.

(b)	Outside Directors. Non-Employee members of the Board or the board of directors of any Related Corporation.

(c)	Consultants. Other consultants and independent advisors who provide bona-fide services to the Corporation (or any Related Corporation).

(d)	New Hires. Persons who have been offered employment by the Corporation or a Related Corporation, provided that such a prospective Employee may not be granted an Incentive Stock Option until he or she becomes an Employee and may not receive any payment or exercise any right relating to an Award until such person begins employment with the Corporation or the Related Corporation.

1.5	STOCK SUBJECT TO THE PLAN.

(a)	Shares Available for Issuance.

(i)

Reserve. The Stock issuable under the Plan shall be Shares of authorized but unissued or reacquired Stock, including Shares repurchased by the Corporation as treasury shares. The maximum number of Shares available for issuance under the Plan shall be 800,000 Shares.

(ii)	Share Use. Any Shares granted under the Plan that are forfeited because of the failure to meet an Award contingency or condition shall again be available for issuance pursuant to new Awards granted under the Plan. To the extent any Shares covered by an Award are not delivered to a Participant or beneficiary because the Award is forfeited or canceled, such Shares shall not be deemed to have been delivered for purposes of determining the maximum number of Shares available for delivery under the Plan. However, should the Exercise Price of an Option under the Plan be paid with Shares or should Shares otherwise issuable under the Plan be withheld by the Corporation in satisfaction of the withholding taxes incurred in connection with the exercise or vesting of an Award under the Plan, then such number of Shares shall be treated for purposes of this Paragraph as having been issued to the holder and shall not be available for subsequent issuance under the Plan. Notwithstanding the above, Shares repurchased by the Company using stock option exercise proceeds and the total number of Shares underlying a SAR granted and exercised under the Plan whether or not a SAR is settled cash or Shares, or a combination thereof, shall not be available for subsequent issuance under the Plan.

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(iii)	Individual Participant Limitations. The maximum aggregate cash amount payable under the Plan for any Awards intended to constitute performance-based compensation to any Participant in any single calendar year shall not exceed $1,000,000. Subject to adjustment as provided in Paragraph (b) below, the maximum aggregate number of Shares (including Options, SARs, Restricted Stock, and RSUs) that may be granted to any Participant in any calendar year shall be 1,000,000 Shares.

(b)	Adjustment to Shares and Awards.

(i)	Recapitalization. If the Corporation is involved in a corporate transaction or any other event which affects the Shares (including, without limitation, any recapitalization, reclassification, reverse or forward stock split, stock dividend, extraordinary cash dividend, split-up, spin-off, combination or exchange of shares), then the Committee shall adjust Awards to preserve the benefits or potential benefits of the Awards as follows:

(1)	The Committee shall take action to adjust the number and kind of Shares that are issuable under the Plan and the maximum limits for each type of grant;

(2)	The Committee shall take action to adjust the number and kind of Shares subject to outstanding Awards;

(3)	The Committee shall take action to adjust the Exercise Price or base price of outstanding Options and Stock Appreciation Rights; and

(4)	The Committee shall make any other equitable adjustments.

Only whole Shares shall be issued in making the above adjustments. Further, the number of Shares available under the Plan or the number of Shares subject to any outstanding Awards shall be the next lower number of Shares, so that fractions are rounded downward. Any adjustment to or assumption of ISOs under this Section shall be made in accordance with Code §424. If the Corporation issues any rights to subscribe for additional Shares pro rata to holders of outstanding Shares of the class or classes of stock then set aside for the Plan, then each Participant shall be entitled to the same rights on the same basis as holders of outstanding Shares with respect to such portion of the Participant’s Award as is exercised on or prior to the record date for determining stockholders entitled to receive or exercise such rights.

(ii)	Reorganization. If the Corporation is part of any reorganization involving merger, consolidation, acquisition of the Common Stock or acquisition of the assets of the Corporation, the Committee, in its discretion, may decide that:

(1)	any or all outstanding Awards shall pertain to and apply, with appropriate adjustment as determined by the Committee, to the securities of the resulting corporation to which a holder of the number of Shares subject to each such Award would have been entitled;

(2)	any or all outstanding Options or SARs shall become immediately fully exercisable (to the extent permitted under federal or state securities laws) and shall remain exercisable for the remaining term of the Options or SARs under the terms of the Plan;

(3)	any or all Options or SARs shall become immediately fully exercisable (to the extent permitted under federal or state securities laws) and shall be terminated after giving at least 30 days’ notice to the Participants to whom such Options or SARs have been granted; and/or

(4)	any or all unvested Restricted Stock Units AND Restricted Stock on which restrictions have not yet lapsed shall become immediately fully vested, nonforfeitable and payable.

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(iii)	Limits on Adjustments. Any issuance by the Corporation of stock of any class other than the Stock, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to any Award, except as specifically provided otherwise in this Plan. The grant of Awards under the Plan shall not affect in any way the right or authority of the Corporation to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, consolidate or dissolve, or to liquidate, sell or transfer all or any part of its business or assets. All adjustments the Committee makes under this Plan shall be conclusive.

(c)	No Repricings. Except in connection with a corporate transaction involving the Corporation (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, or exchange of Shares), the terms of outstanding Awards may not be amended to reduce the Exercise Price of outstanding Options or the base price of SARs or to cancel outstanding Options or SARS in exchange for cash, other awards or Options or SARs with an Exercise Price or base price that is less than the Exercise Price of the original Options or base price of the original SARs without stockholder approval.

ARTICLE 2

OPTION GRANT PROGRAM

2.1	TERMS.

The grant of an Option entitles the Participant to purchase the number of Shares designated in the Award Agreement for such Option at an Exercise Price established by the Committee. Options may be either Incentive Stock Options or Non-Statutory Stock Options, as determined in the discretion of the Committee. Each Option shall be evidenced by and conditional on an Award Agreement in the form approved by the Committee, which Award Agreement shall specify whether the Option is an ISO or NSO. No ISO may be granted to any person more than ten (10) years after the Effective Date of the Plan. Award Agreements need not be identical, but shall include (through incorporation of provisions hereof, by reference in the Award Agreements, or otherwise) the terms specified below and be subject to the provisions of the Plan applicable to such Options.

To the extent that the aggregate Fair Market Value of the Shares (determined as of the respective date or dates of grant), subject to ISOs granted to any Participant under the Plan and any other option plan of the Corporation or any Related Corporation that first become exercisable in any calendar year, including any ISOs which become exercisable on an accelerated basis during such year, exceeds the sum of One Hundred Thousand Dollars ($100,000), such excess Options shall be treated as NSOs.

2.2	VESTING.

Each Option shall vest and become exercisable at such time or times, during such period, and for such number of Shares as shall be determined by the Committee and set forth in the Award Agreement evidencing the Option; provided that no Option may be exercisable after the expiration of ten (10) years (or, in the case of an ISO granted to a 10% Stockholder, five (5) years) from the date of grant. Vesting may be conditioned on the continued performance of Services or the achievement of performance conditions measured on an individual, corporate or other basis, or any combination thereof.

2.3	EXERCISE PRICE.

The Exercise Price shall be fixed by the Committee, provided that the Exercise Price for any Option shall never be less than one hundred percent (100%) (or, in the case of a 10% Stockholder receiving an ISO, 110%) of the Fair Market Value per share of Stock on the Option grant date.

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2.4	METHOD OF EXERCISE.

The Participant may exercise the Option by delivering a written notice of exercise to the Corporation, in the form and manner designated by the Committee. The notice shall be effective only if accompanied by payment of the Exercise Price in full. The Committee shall have the discretion to provide that the Exercise Price may be payable, to the extent permitted by applicable law, in one or more of the forms specified below:

(a)	Cash/Check. Cash or check made payable to the Corporation;

(b)	Shares Owned. By delivery to the Corporation of Shares owned by the Participant (by either actual delivery of Shares or by attestation, with such Shares valued at Fair Market Value as of the day of exercise) with such documentation as the Committee may require or in such other manner as the Committee may require;

(c)	Share Withholding. By withholding Shares that would otherwise be acquired on exercise having an aggregate Fair Market Value at the time of exercise equal to the Exercise Price;

(d)	Cashless Exercise. By cashless exercise through delivery of irrevocable instructions to a broker to promptly deliver to the Corporation the amount of proceeds from a sale of Shares having a Fair Market Value equal to the Exercise Price; and/or

(e)	Other Forms. In any other form of legal consideration that may be acceptable to the Committee, so long as it does not result in the deferral of recognition of income or a “deferral of compensation” within the meaning of Code §409A.

2.5	SETTLEMENT OF AWARD.

The Corporation shall deliver Shares as soon as practicable after the Corporation’s receipt of the Participant’s properly completed notice of exercise and payment in full of the Exercise Price as described in Section 2.4. Such Shares shall be subject to such conditions as the Committee may establish, except that such conditions may not cause the deferral of recognition of income.

2.6	CANCELLATION AND REGRANT OF OPTIONS.

The Committee shall have the authority to effect, at any time and from time to time, with the consent of the affected Participant, the cancellation of any or all outstanding Options under the Option Grant Program and to grant in substitution new Options covering the same or different number of Shares which might have an Exercise Price per Share no less than the Fair Market Value per Share on the new grant date. The cancellation and grant need not be simultaneous.

ARTICLE 3

STOCK APPRECIATION RIGHTS PROGRAM

3.1	TERMS.

A Stock Appreciation Right (“SAR”) entitles the Participant to receive, with respect to each Share subject to the SAR, the appreciation in the Fair Market Value over a base price established by the Committee (as determined below), payable in cash or Stock, or a combination of both, as determined by the Committee at the time of payment. Each SAR shall be evidenced by an Award Agreement in the form approved by the Committee. Award Agreements evidencing SARs need not be identical, but shall include (through incorporation of provisions hereof, by reference in the Award Agreements, or otherwise) the terms specified below and be subject to the provisions of the Plan applicable to such SARs.

3.2	VESTING.

The SAR shall cover a specified number of Shares and shall vest and become exercisable upon such terms and conditions as the Committee shall establish; provided that no SAR may be exercisable more than ten (10) years after the date of grant unless otherwise determined by the Committee and set forth in the Award Agreement. Vesting may be conditioned on the continued performance of Service or the achievement of performance conditions measured on an individual, corporate or other basis, or any combination thereof.

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3.3	VALUE.

The base price in effect for Shares covered by a SAR shall be determined by the Committee at the time of grant. In no event, however, may the base price per Share be less than the Fair Market Value per Share on the grant date. The Participant will receive upon exercise of the SAR an amount equal to the excess of the Fair Market Value of a Share on the surrender date over the base price of a Share (the “Spread”) multiplied by the number of Shares covered by the SAR Award. Notwithstanding the foregoing, the Committee, in its sole discretion, may provide at the time it grants a SAR that the Spread covered by such SAR may not exceed a specified amount.

3.4	METHOD OF EXERCISE.

The Participant may exercise the SAR by delivering a written notice of exercise to the Corporation, in the form and manner designated by the Committee.

3.5	SETTLEMENT OF AWARD.

To the extent the Committee determines that the Participant will receive cash upon exercise of a SAR, the Corporation shall deliver the cash amount which becomes due upon exercise of a SAR as soon as administratively practicable after the Corporation’s receipt of the Participant’s properly completed notice of exercise. To the extent the Committee determines that Shares will be delivered to the Participant upon exercise of a SAR, the Shares shall be subject to such conditions, restrictions and contingencies as the Committee may establish, except that such conditions may not cause the deferral of recognition of income.

ARTICLE 4

RESTRICTED STOCK PROGRAM

4.1	TERMS.

A Restricted Stock Award is a grant of Shares subject to conditions and restrictions as determined by the Committee. Each Restricted Stock Award shall be evidenced by an Award Agreement in the form approved by the Committee. Award Agreements evidencing Restricted Stock Awards need not be identical, but shall include (through incorporation of provisions hereof, by reference in the Award Agreements, or otherwise) the terms specified below and be subject to the provisions of the Plan applicable to such Restricted Stock Awards.

4.2	LAPSE OF RESTRICTIONS.

Each Restricted Stock Award shall be, for the applicable Period of Restriction determined by the Committee, subject to such conditions, restrictions and contingencies as the Committee shall determine. Lapse of restrictions may be conditioned on the continued performance of Service or the achievement of performance conditions measured on an individual, corporate or other basis, or any combination thereof.

4.4	SHARE ESCROW/LEGENDS.

(a)	Legend. Unless the certificate representing shares of the Restricted Stock are deposited with a custodian (as described in subparagraph (b) below), each certificate shall bear the following legend (in addition to any other legend required by law):

“The transferability of this certificate and the shares represented hereby are subject to the restrictions, terms and conditions (including forfeiture and restrictions against transfer) contained in the Nova LifeStyle Inc. 2023 Omnibus Equity Plan and a Restricted Stock Agreement dated __________, ____, between ________________ and Nova LifeStyle Inc. The Plan and the Restricted Stock Agreement are on file in the office of the Corporate Secretary of Nova LifeStyle Inc.”

Such legend shall be removed or canceled from any certificate evidencing shares of Restricted Stock as of the date that such Shares become nonforfeitable.

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(b)	Deposit with Custodian. As an alternative to delivering a stock certificate to the Participant, the Committee may deposit or transfer such Shares electronically to a custodian designated by the Committee. The Committee shall cause the custodian to issue a receipt for the Shares to the Participant for any Restricted Stock so deposited. The custodian shall hold the Shares and deliver the same to the Participant in whose name the Restricted Stock evidenced thereby are registered only after such Shares become nonforfeitable.

ARTICLE 5

UNRESTRICTED STOCK PROGRAM

The Committee may, in its sole discretion, award Unrestricted Stock to any Participant as a stock bonus or otherwise pursuant to which such Participant may receive shares of Stock free of restrictions or limitations that would otherwise be applied under Article 4 of this Plan.

ARTICLE 6

RESTRICTED STOCK UNIT (RSU) PROGRAM

6.1	TERMS.

A Restricted Stock Unit Award entitles the Participant to receive Shares upon the vesting of the Award. Each Restricted Stock Unit Award shall be evidenced by an Award Agreement in the form approved by the Committee. Subject to the terms of the Plan, Restricted Stock Units may be granted to Participants in such amounts and upon such terms and at any time and from time to time, as shall be determined by the Committee. Award Agreements evidencing Restricted Stock Unit Awards need not be identical, but shall include (through incorporation of provisions hereof, by reference in the Award Agreements, or otherwise) the terms specified below and be subject to the provisions of the Plan applicable to Restricted Stock Unit Awards.

6.2	VESTING.

Each Restricted Stock Unit shall be subject to such vesting conditions, restrictions and contingencies as the Committee shall determine and set forth in the Award Agreement evidencing the RSU. Vesting may be conditioned on the continued performance of Service or the achievement of performance conditions measured on an individual, corporate or other basis, or any combination thereof.

6.3	SETTLEMENT OF AWARD.

As soon as practicable following the date each Restricted Stock Unit vests, the Corporation shall deliver to the Participant the Share underlying such Restricted Stock Unit, subject to such conditions, restrictions and contingencies as the Committee may establish.

ARTICLE 7

PERFORMANCE-BASED COMPENSATION

7.1	AWARDS OF PERFORMANCE-BASED COMPENSATION.

At its discretion, the Committee may make Awards to Participants intended to comply with the performance-based compensation. In such event, the number of Shares becoming exercisable or transferable or amounts payable with respect to grants of Options, Stock Appreciation Rights, and/or awards of Restricted Stock, Unrestricted Stock or Restricted Stock Units may be determined based on the attainment of written performance goals based on the performance measures set forth in Section 7.2 and which have been approved by the Committee for a specified performance period. The performance goals shall state, in terms of an objective formula or standard, the method of computing the amount of compensation payable to the Participant if the goal is attained.

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7.2	PERFORMANCE MEASURES.

Performance measures may include the following: (i) earnings before all or any taxes (“EBT”); (ii) earnings before all or any of interest expense, taxes, depreciation and amortization (“EBITDA”); (iii) earnings before all or any of interest expense, taxes, depreciation, amortization and rent (“EBITDAR”); (iv) earnings before all or any of interest expense and taxes (“EBIT”); (v) net earnings; (vi) net income; (vii) operating income or margin; (viii) earnings per share; (ix) growth; (x) return on stockholders’ equity; (xi) capital expenditures; (xii) expenses and expense ratio management; (xiii) return on investment; (xiv) improvements in capital structure; (xv) profitability of an identifiable business unit or product; (xvi) profit margins; (xvii) stock price; (xviii) market share; (xvix) revenues; (xx) costs; (xxi) cash flow; (xxii) working capital; (xxiii) return on assets; (xxiv) economic value added; (xxv) industry indices; (xxvi) peer group performance; (xxvii) regulatory ratings; (xxviii) asset quality; (xxix) gross or net profit; (xxx) net sales; (xxxi) total stockholder return; (xxxii) sales (net or gross) measured by product line, territory, customers or other category; (xxxiii) earnings from continuing operations; (xxxiv) net worth; (xxxv) levels of expense, receivables, cost or liability by category, operating unit or any other delineation, or any other measures approved by the Committee. Performance Measures may relate to the Corporation and/or one or more of its affiliates, one or more of its divisions or units or any combination of the foregoing, on a consolidated or nonconsolidated basis, and may be applied on an absolute basis or be relative to one or more peer group companies or indices, or any combination thereof, all as the Committee determines. In addition, the performance measures may be calculated without regard to extraordinary items.

7.3	PERFORMANCE-BASED COMPENSATION COMMITTEE AND CERTIFICATION.

Awards intended to be performance-based compensation shall be granted by a committee of “outside directors.” Pursuant to the provisions of Section 1.3(d) hereof, the Committee may establish a subcommittee, if necessary, to make such grants. Any payment of compensation with respect to an Award that is intended to be performance-based compensation will be, subject to the written certification of the Committee that the performance measures were satisfied prior to the payment of the performance-based compensation. This written certification may include the approved minutes of the Committee meeting in which the certification is made.

ARTICLE 8

RULES APPLICABLE TO ALL AWARDS

8.1	TERMINATION OF SERVICE.

Unless otherwise determined by the Committee and included in the Participant’s Award Agreement, in the event that a Participant’s Service with the Corporation and all Related Corporations is terminated for any reason, all Awards held by the Participant which are unexercised or have not yet vested as of such date shall expire, terminate, and become unexercisable as of such termination date, provided, however, that if the Participant’s Service terminates for reasons other than Cause, all outstanding vested Options and SARs held by the Participant as of his or her termination date shall continue to be exercisable until the earlier of the expiration of their term or the date that is three months after such termination date.

8.2	ACCELERATION OF VESTING.

The Committee shall have complete discretion, subject to the terms of the Plan, exercisable either at the time an Award is granted or at any time while the Award remains outstanding, to accelerate the vesting of or lapse of restrictions on any Award.

8.3	EXTENSION OF EXERCISE PERIOD.

The Committee shall have complete discretion, subject to the terms of the Plan, exercisable either at the time an Award is granted or at any time while the Award remains outstanding, to extend the period of time for which the Option or SAR is to remain exercisable following the Participant’s termination of Service from the limited exercise period otherwise in effect for that Option or SAR to such greater period of time as the Committee shall deem appropriate, but in no event beyond the expiration of the Option or SAR term, and/or to permit the Option or SAR to be exercised, during the applicable post-termination exercise period, not only with respect to the number of vested Shares for which such Option or SAR is exercisable at the time of the Participant’s termination of Service but also with respect to one or more additional installments in which the Participant would have vested had the Participant continued in Service. Such an extension may result in recharacterization of an ISO as a Non-Statutory Stock Option.

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8.4	TRANSFERABILITY.

All rights with respect to an Award granted to a Participant under the Plan shall be available during his or her lifetime only to such Participant, except as designated by the Participant by will or by the laws of descent and distribution; provided, however, that the Committee shall have the discretion to provide that an Award other than an ISO may, in connection with the Participant’s estate plan, be assigned in whole or in part during the Participant’s lifetime to a trust established exclusively for one or more members of the Participant’s immediate family. The terms applicable to the assigned portion shall be the same as those in effect for the Award immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Committee may deem appropriate. Any assignment shall not affect the Participant’s obligations to satisfy applicable tax withholding as described herein. The Participant may also designate in writing one or more persons as the beneficiary or beneficiaries of his or her outstanding Awards, and those Awards shall, except to the extent that any lifetime transfer as provided herein, automatically be transferred to such beneficiary or beneficiaries upon the Participant’s death while holding those Awards. Each such designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by the Corporation, and will be effective only when filed by the Participant in writing with the Corporation during the Participant’s lifetime. In the absence of any such designation, benefits under an Award remaining unpaid at the Participant’s death shall be paid to the Participant’s estate. A beneficiary or beneficiaries shall take the transferred Awards subject to all the terms and conditions of the applicable Award Agreement, including (without limitation) the limited time period during which any Award may be exercised following the Participant’s death.

8.5	STOCKHOLDER RIGHTS.

Except as otherwise provided by the Committee in the Award Agreement, the Participant (or his or her beneficiaries) holding an Award shall have no stockholder rights with respect to the Shares subject to the Award until he or she has received and become a holder of record of the Shares underlying the Award or, in the case of Restricted Stock, all restrictions have lapsed.

8.6	TAX WITHHOLDING.

(a)	Conditions on Delivery of Stock. The Corporation’s obligation to deliver Shares under the Plan shall, to the extent required by Federal, state, local or foreign law, be subject to the satisfaction of all applicable Federal, state, local and foreign income and employment tax withholding requirements (or, in the case of Restricted Stock, the making of arrangements satisfactory to the Corporation regarding such payment). Whenever under the Plan payments are to be made in cash, such payments may be net of an amount sufficient to satisfy such withholding requirements.

(b)	Tender of Shares. The Committee may, in its discretion, provide any or all Participants granted Non-Statutory Stock Options, SARs, Restricted Stock, Unrestricted Stock, or RSUs settled in Stock under the Plan with the right to use Shares in satisfaction of all or part of the applicable withholding taxes to which such Participants may become subject in connection with the exercise of their Options or SARs, the vesting of their Restricted Stock, or the settlement of their Restricted Stock Units or other Awards in Stock. Such right may be provided to any such Participant in either or both of the following formats:

(i)	The election to have the Corporation withhold, from the Shares otherwise issuable upon the exercise of the NSO or SAR, the vesting of the Restricted Stock, or the settlement of Restricted Stock Units or other Awards in Stock, a portion of those Shares with an aggregate Fair Market Value equal to the percentage of the applicable withholding taxes (not to exceed the minimum required by law) designated by the Participant.

(ii)	The election to deliver to the Corporation, at the time the NSO or SAR is exercised, the Restricted Stock vests, or the Restricted Stock Units or other Awards are settled in Stock, one or more Shares previously acquired by such Participant (other than in connection with the Option or SAR exercise, Restricted Stock vesting or Restricted Stock Units or other Awards in Stock settlement triggering the withholding taxes) with an aggregate Fair Market Value equal to the percentage of the withholding taxes (not to exceed the minimum required by law) designated by the Participant.

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ARTICLE 9

DEFINITIONS

The following definitions shall be in effect under the Plan:

9.1 Award Agreement shall mean a written document setting forth the terms and provisions applicable to an Award granted to a Participant under the Plan, and is a condition to the grant of an Award hereunder.

9.2 Awards shall mean any award or benefit granted to any Participant under the Plan, including, without limitation, the grant of Options, SARs, Restricted Stock, Unrestricted Stock and Restricted Stock Units.

9.3 Board shall mean the Corporation’s Board of Directors.

9.4 Cause shall mean the commission of any act of fraud, embezzlement or dishonesty by the Participant, any act or omission by such person constituting a breach or default under any written or oral agreement between such person and the Corporation (or any Related Corporation), any unauthorized use or disclosure by such person of confidential information or trade secrets of the Corporation (or any Related Corporation), or any other intentional act by such person adversely affecting the business or affairs of the Corporation (or any Related Corporation) in a material manner. The foregoing definition shall not be deemed to be inclusive of all the acts or omissions which the Corporation (or any Related Corporation) may consider as grounds for the dismissal or discharge of any Participant or other person in the Service of the Corporation (or any Related Corporation).

9.5 Change of Control shall mean the first of the following events to occur:

(a)	The acquisition by any one person or more than one person acting as a group (within the meaning of Treasury Regulation §1.409A-3(i)(5)(v)(B)), other than the Corporation, any Related Corporation, or any employee benefit plan (or related trust) sponsored or maintained by the Corporation or any Related Corporation, (a “Person”) of any of stock of the Corporation that, together with stock held by such Person, constitutes more than 50% of the total fair market value or total voting power of the stock of the Corporation. For purposes of this Paragraph (a), the following acquisitions shall not constitute a Change of Control: (i) the acquisition of additional stock by a Person who is considered to own more than 50% of the total fair market value or total voting power of the stock of the Corporation, (ii) any acquisition in which the Corporation does not remain outstanding thereafter and (iii) any acquisition pursuant to a transaction which complies with Paragraph (c) below. An increase in the percentage of stock owned by any one Person as a result of a transaction in which the Corporation acquires its stock in exchange for property will be treated as an acquisition of stock for purposes of this Paragraph;

(b)	The replacement of individuals who, as of the date hereof, constitute a majority of the Board, during any twelve (12) month period by directors whose appointment or election is not endorsed by a majority of the Board before the date of the appointment or election, provided that, if the Corporation is not the relevant corporation for which no other corporation is a majority stockholder for purposes of Treasury Regulation §1.409A-3(i)(5)(iv)(A)(2), this Paragraph (b) shall be applied instead with respect to the members of the board of the directors of such relevant corporation for which no other corporation is a majority stockholder;

(c)	The acquisition by any one person or more than one person acting as a group (within the meaning of Treasury Regulation §1.409A-3(i)(5)(vi)(D)), other than the Corporation, a Related Corporation or any employee benefit plan (or related trust) sponsored or maintained by the Corporation or any Related Corporation, during the 12-month period ending on the date of the most recent acquisition by such by such person or persons, of ownership of stock of the Corporation possessing 30% or more of the total voting power of the stock of the Corporation. For purposes of this Paragraph (c), the following acquisitions shall not constitute a Change of Control: (i) the acquisition of additional control by a person or more than one person acting as a group who are considered to effectively control the Corporation within the meaning of Treasury Regulation §1.409A-3(i)(5)(vi) and (ii) any acquisition pursuant to a transaction which complies with Paragraph (a); or

(d)	The acquisition by any individual person or more than one person acting as a group (within the meaning of Treasury Regulation §1.409A-3(i)(5)(vii)(C)), other than a transfer to a related person within the meaning of Treasury Regulation §1.409A-3(i)(5)(vii)(B), during the 12-month period ending on the date of the most recent acquisition by such person or persons, of assets from the Corporation that have a total gross fair market value equal to or more than 40% of the total gross fair market value of all of the assets of the Corporation immediately prior to such acquisition(s). For purposes of this Paragraph (d), “gross fair market value” means the value of the assets of the Corporation, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

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The above definition of “Change of Control” shall be interpreted by the Board, in good faith, to apply in a similar manner to transactions involving partnerships and partnership interests, and to comply with Code §409A and official guidance issued thereunder from time to time.

9.6 Code shall mean the Internal Revenue Code of 1986, as amended.

9.7 Committee shall mean the particular entity, whether the Committee or the Board, which is authorized to administer the Plan, to the extent such entity is carrying out its administrative functions under the Plan.

9.8 Corporation shall mean Nova LifeStyle Inc., a Nevada corporation, and any corporate successor to all or substantially all of the assets or voting stock of Nova LifeStyle Inc. which shall by appropriate action adopt the Plan.

9.9 Disability shall mean, unless otherwise provided in the Award Agreement or in an employment, change of control or similar agreement in effect between the Participant and the Corporation or Related Corporation, the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months; or, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, receiving income replacement benefits for a period of not less than 3 months under an accident and health plan covering employees of the Corporation or a Related Corporation.

9.10 Effective Date shall mean the date the Plan is adopted by the Board.

9.11 Eligible Persons shall mean persons eligible to participate in the Plan, as described in Section 1.4.

9.12 Employee shall mean an employee of the Corporation (or any Related Corporation).

9.13 Exercise Price shall mean the per Share exercise price of an Option as determined under Article 2 of the Plan.

9.14 Fair Market Value per Share on the relevant date shall mean, if the Shares are duly listed on a national securities exchange or on The Nasdaq Stock Market, the closing price of the Stock on the relevant date, or, if there are no sales on such date, on the next preceding day on which there were sales, or if the Shares are not so listed, the fair market value of the Shares for the relevant date, as determined by the Committee in good faith and in compliance with Code §409A.

9.15 Incentive Stock Option or ISO shall mean an Option that is intended to qualify as, and that satisfies the requires applicable to, an “incentive stock option” described in Code § 422(b).

9.16 Non-Statutory Stock Option or NSO shall mean an Option that is not intended to be, or does not qualify as, an Incentive Stock Option.

9.17 Option shall mean a right to acquire Stock of the Corporation pursuant to a Non-Statutory Stock Option or Incentive Stock Option granted under Article 2 of the Plan.

9.18 Participant shall mean any Eligible Person who receives an Award under the Plan, and includes those former Eligible Persons who have certain post-termination rights under the terms of an Award granted under the Plan.

9.19 [Reserved.]

9.20 Period of Restriction shall mean the period(s) during which the transfer of an Award or the Shares subject to an Award is limited in some way (based on the passage of time, the achievement of performance goals, or upon the occurrence of other events as determined by the Committee, at its discretion) or the Shares are subject to a substantial risk of forfeiture, pursuant to the terms of this Plan or the applicable Award Agreement.

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9.21 Plan shall mean the Nova LifeStyle Inc. 2023 Omnibus Equity Plan, as set forth in this document.

9.22 Related Corporation shall mean any affiliate of the Corporation; provided, however, that with respect to any ISO and for purposes of the definition of 10% Stockholder, “Related Corporation” shall mean any Corporation during any period in which it is a “parent corporation” (as that term is defined in Code §424(e)) with respect to the Corporation or a “subsidiary corporation” (as that term is defined in Code §424(f)) with respect to the Corporation.

9.23 Restricted Stock shall mean a grant of Shares granted under Article 4 of the Plan that is subject to such conditions, restrictions and contingencies as the Committee determines and sets forth in the applicable Award Agreement.

9.24 Restricted Stock Unit or RSUs shall mean a right to receive Shares upon satisfaction of certain vesting requirements pursuant to Article 6 of the Plan.

9.25 Service shall mean the performance of services for the Corporation (or any Related Corporation) by a person in the capacity of an Employee, a non-Employee member of the board of directors, or a consultant or independent advisor, except to the extent otherwise specifically provided in the Award Agreement.

9.26 Shares or Stock shall mean Shares of common stock of the Corporation, par value $0.001 per share.

9.27 Stock Appreciation Rights or SARs shall mean a right to receive the appreciation in the Fair Market Value of Shares, as granted under Article 3 of the Plan.

9.28 10% Stockholder shall mean the owner of stock (as determined under Code §424(d)) possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation (or any Related Corporation).

ARTICLE 10

MISCELLANEOUS

10.1	EFFECTIVE DATE AND TERM OF PLAN.

(a)	Effective Date. The Plan shall become effective immediately upon its adoption by the Board, subject to approval by the stockholders of the Corporation at the first annual meeting of stockholders held following the adoption by the Board, or any special meeting of the stockholders duly called. Options may be granted under the Option Grant Program at any time on or after the Effective Date. However, until the stockholders approve the Plan, no Options or SARs granted under the Plan may be exercised, no Restricted or Unrestricted Stock shall be issued under the Plan and no Award may be settled in Stock under the Plan. If stockholder approval is not obtained within twelve (12) months after the Effective Date, then all Awards shall be null and void.

(b)	Termination Date. The Plan shall terminate upon the earliest to occur of (i) the tenth (10th) anniversary of the Plan’s effective date, or (ii) the date on which all Shares available for issuance under the Plan shall have been issued as fully-vested Shares. Should the Plan terminate on the tenth (10th) anniversary of the Effective Date, then all Awards outstanding at that time shall continue to have force and effect in accordance with the provisions of the applicable Award Agreements.

10.2	AMENDMENT OF PLAN.

(a)	Amendment and Termination By the Board. Subject to Paragraph (b) below, the Board shall have the power at any time to add to, amend, modify or repeal any of the provisions of the Plan, to suspend the operation of the entire Plan or any of its provisions for any period or to terminate the Plan in whole or in part. In the event of any such action, the Committee shall prepare written procedures which, when approved by the Board, shall govern the administration of the Plan resulting from such addition, amendment, modification, repeal, suspension or termination. The Committee may amend any Award Agreement that it previously has authorized under the Plan and the applicable Participant; provided, however, that no Award Agreement may be amended to reprice or constructively reprice any Award.

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(b)	Restrictions on Amendment and Termination. Notwithstanding the provisions of Paragraph (a) above, the following restrictions shall apply to the Board’s authority under Paragraph (a) above:

(i)	Prohibition Against Adverse Effects on Outstanding Awards. No addition, amendment, modification, repeal, suspension or termination shall adversely affect, in any way, the rights of the Participants who have outstanding Awards without the consent of such Participants;

(ii)	Stockholder Approval Required for Certain Modifications. No modification or amendment of the Plan may be made without the prior approval of the stockholders of the Company if (i) such modification or amendment would cause the applicable portions of the Plan to fail to qualify as an ISO plan pursuant to Code §422, (ii) such modification or amendment would materially increase the benefits accruing to participants under the Plan, (iii) such modification or amendment would materially increase the number of securities which may be issued under the Plan, or (iv) such modification or amendment would materially modify the requirements as to eligibility for participation in the Plan. Clauses (ii), (iii) and (iv) of the preceding sentence shall be interpreted in accordance with the provisions of paragraph (b)(2) of Rule 16b-3 of the 1934 Act. Stockholder approval shall be made by a majority of the votes cast at a duly held meeting at which a quorum representing, either in person or by proxy, or by the written consent in lieu of a meeting of the holders of a majority of the outstanding voting stock or such greater number of shares of voting stock as may be required by the Company’s articles or certificate of incorporation and bylaws and by applicable law; provided, however, that for modifications described in clauses (ii), (iii) and (iv) above, such stockholder approval, whether by vote or by written consent in lieu of a meeting, must be solicited substantially in accordance with the rules and regulations in effect under Section 14(a) of the 1934 Act as required by paragraph (b)(2) of Rule 16b-3 of the 1934 Act.

10.3	CONTINUING SECURITIES LAW COMPLIANCE; LEGENDS.

The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, and to such approvals by any governmental agencies or national securities exchanges as may be required. If at any time on or after the Effective Date, the Committee, in its discretion, shall determine that the requirements of any applicable federal or state securities laws should fail to be met, no Shares issuable under Awards and no Options or SARs shall be exercisable until the Committee has determined that these requirements have again been met. The Committee may suspend the right to exercise an Options or SAR at any time when it determines that allowing the exercise and issuance of Shares would violate any federal or state securities or other laws, and may provide that any time periods to exercise the Option or SAR are extended during a period of suspension. With respect to “Insiders,” transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 under the Securities Exchange Act of 1934. To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee. Each Award Agreement and each certificate representing securities granted pursuant to the Plan (including securities issuable pursuant to the terms of derivative securities) may bear such restrictive legend(s) as the Corporation deems necessary or advisable under applicable law, including Federal and state securities laws. If any Award is made to a Participant who is subject to the Corporation’s policy regarding trading of its Stock by its officers and directors and Shares are scheduled to be delivered under the Plan to the Participant on a day (the “original distribution date”) that does not occur during a “window period” applicable to the Participant, as determined by the Corporation in accordance with such policy, then the Corporation can choose not to deliver such Shares on such original distribution date and instead to deliver such Shares on the first day of the next “window period” applicable to the Participant pursuant to such policy, but in no event later than the March 15 following the close of the calendar year in which such Shares were no longer subject to a substantial risk of forfeiture (within the meaning of Code §409A).

14

10.4	LIQUIDATION OF THE CORPORATION.

In the event of the complete liquidation or dissolution of the Corporation, any outstanding Awards granted under this Plan shall be deemed automatically canceled without any action on the part of the Corporation and without regard to or limitation by any other provision of the Plan.

10.5	NO EMPLOYMENT/SERVICE RIGHTS.

Nothing in the Plan shall confer upon the Participant any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Related Corporation employing or retaining such person) or of the Participant, which rights are hereby expressly reserved by each, to terminate the Participant’s Service at any time for any reason, with or without Cause.

10.6	RULES OF CONSTRUCTION.

For all purposes of this Plan, except as otherwise expressly provided:

(a)	all accounting terms not otherwise defined herein have the meanings ascribed thereto under U.S. generally accepted accounting principles;

(b)	all references in this Plan to designated “Articles,” “Sections” and other subdivisions are to the designated Articles, Sections and other subdivisions of the body of this Plan except to the extent identified as references to sections or subsections of the Code;

(c)	the words “herein,” “hereof” and “hereunder” and other words of similar import refer to this Plan as a whole and not to any particular Article, Section or other subdivision;

(d)	whenever the words “include,” “includes” or “including” are used in this Plan, they shall be deemed to be followed by the words “without limitation”;

(e)	whenever this Plan refers to a number of days, such number shall refer to calendar days unless business days are expressly specified;

(f)	a reference to any legislation or to any provision of any legislation shall include such legislation, as amended through the date hereof, and all subsequent amendments or modification thereto or re-enactment thereof, any legislative provision substituted therefor and all regulations and statutory instruments issued thereunder or pursuant thereto; and

(g)	except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

10.7	UNFUNDED STATUS OF PLAN.

The Plan is intended to constitute an “unfunded” plan for incentive compensation. With respect to any payments not yet made to a Participant by the Corporation, nothing set forth herein shall give any such Participant any rights that are greater than those of a general creditor of the Corporation. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Stock or a payment in lieu of or with respect to Awards hereunder, provided, however, that the existence of such trusts or other arrangements is consistent with the unfunded status of the Plan.

10.8	AWARDS TO PARTICIPANTS OUTSIDE THE UNITED STATES.

The Committee may modify the terms of any Award under the Plan made to or held by a Participant who is then resident or primarily employed outside the United States in any manner deemed by the Committee to be necessary or appropriate in order that the Award shall conform to laws, regulations, and customs of the country in which the Participant is then resident or primarily employed, or so that the value and other benefits of the Award to the Participant, as affected by foreign tax laws and other restrictions applicable as a result of the Participant’s residence or employment abroad, shall be comparable to the value of such an Award to a Participant who is resident or primarily employed in the United States. Such authorization shall extend to and include establishing one or more separate sub-plans which include provisions not inconsistent with the Plan that comply with statutory or regulatory requirements imposed by the foreign country or countries in which the Participant resides.

10.9	SEVERABILITY.

In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

10.10	GOVERNING LAW.

To the extent not preempted by United States Federal law, the Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Nevada.

15

1 OF 2
322,224
148,294

30#

Ricky Campana
P.O. Box 123456
Suite 500
51 Mercedes Way
Edgewood, NY 11717

FLASHID-JOB#

Your **Vote** Counts!

NOVA LIFESTYLE, INC.

2023 Special Meeting

Vote by August 30, 2023
11:59 PM ET

You invested in NOVA LIFESTYLE, INC. and it's time to vote!

You have the right to vote on proposals being presented at the Special Meeting. **This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on August 31, 2023.**

Get informed before you vote

View the Notice & Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to August 17, 2023. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control # XXXX XXXX XXXX XXXX

Smartphone users

Point your camera here and vote without entering a control number

Vote in Person at the Meeting*

August 31, 2023
10:30 AM PDT

*Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote at www.ProxyVote.com

Control # XXXX XXXX XXXX XXXX

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

SHARE CLASSES REPRESENTED FOR VOTING

THE COMPANY NAME INC. - COMMON ASDFGHJKL	123456789.1234
THE COMPANY NAME INC. - CLASS A	123456789.1234
THE COMPANY NAME INC. - CLASS B	123456789.1234
THE COMPANY NAME INC. - CLASS C	123456789.1234
THE COMPANY NAME INC. - CLASS D	123456789.1234
THE COMPANY NAME INC. - CLASS E	123456789.1234
THE COMPANY NAME INC. - CLASS F	123456789.1234
THE COMPANY NAME INC. - 401 K	123456789.1234

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.

FLASHID-JOB#

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

1 OF 2

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on August 30, 2023. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and proxy materials electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on August 30, 2023. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

CONTROL # → 0000000000000000

NAME	SHARES
THE COMPANY NAME INC. - COMMON	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS A	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS B	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS C	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS D	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS E	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS F	123,456,789,012.12345
THE COMPANY NAME INC. - 401 K	123,456,789,012.12345

PAGE 1 OF 2

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: X

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

02 0000000000

The Board of Directors recommends you vote FOR proposals 1, 2 and 3.

	Yes	No
Please indicate if you plan to attend this meeting	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

JOB #

Signature (Joint Owners) Date

SHARES
CUSIP #
SEQUENCE #

0000617275_1 R1.0.0.6

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Notice and Proxy Statement is available at www.proxyvote.com

NOVA LIFESTYLE, INC.
Special Meeting of Stockholders
August 31, 2023 10:30 AM PDT
This proxy is solicited by the Board of Directors

The undersigned hereby appoints Thanh H. Lam as proxy, with the power to appoint her substitute, and hereby authorizes her to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of NOVA LIFESTYLE, INC. that the undersigned is entitled to vote at the Special Meeting of Stockholders to be held at 10:30 AM, PDT on August 31, 2023, at the offices of NOVA LIFESTYLE, INC., located at 6565 E. Washington Blvd., Commerce, CA, 90040, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side

0000617275_2 R1.0.0.6